                                                      Registration Nos. 33-81748
                                                                        811-8640

As filed via EDGAR with the Securities and Exchange Commission on April 25, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 17
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 18
                        (Check appropriate box or boxes)

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
               (Exact name of Registrant as specified in charter)

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 618-9510
                                 ---------------
                                Vincent M. Rella
                                    OFFITBANK
                               520 Madison Avenue
                            New York, New York 10022
                                 ---------------
                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:

    [X]  immediately upon filing pursuant to paragraph (b)
    [ ]  on April 30, 2002 pursuant to paragraph (b)
    [ ]  on (date) pursuant to paragraph (a)(i)
    [ ]  60 days after filing pursuant to paragraph (a)(i)
    [ ]  75 days after filing pursuant to paragraph (a)(ii)
    [ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

    If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     THE OFFIT VARIABLE INSURANCE FUND, INC.


                           OFFIT VIF - HIGH YIELD FUND



The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- High Yield Fund (the "Fund").


Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


                                   PROSPECTUS


                                 APRIL 25, 2002




LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................4
                                            Financial Highlights.............................................6
                                            Investment Objective and Principal Strategies....................7
                                            Additional Strategies............................................8
                                            Risks of Investing in the Fund...................................9

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................20
                                            Service Provider Chart..........................................22

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................23
closing an account in the                   Purchase of Fund Shares.........................................23
Fund.                                       Redemption of Fund Shares.......................................24
                                            Shareholder Services............................................24
                                            Dividends and Distributions.....................................24
                                            Taxes...........................................................24
                                            Shareholder Communications......................................25
                                            Performance Information.........................................25

                                            Appendix A: Decsription of Securities Ratings..................A-1
                                            Appendix B: Hedging and Derivatives............................B-1

                                            FOR MORE INFORMATION................................see back cover

                           OFFIT VIF - HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund will inveat at least 80% of its net assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than are higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for the Fund for the last five calendar years. The bar chart provides some indication of the risks of investment in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future. The returns shown do not reflect separate account charges for the Accounts and if those had been included, performance would have been lower.

[GRAPHIC OMITTED]

ANNUAL TOTAL RETURN

1997       1998       1999         2000        2001
11.93%     4.35%      -0.29%       -2.11%      7.76%


Since inception (April 1, 1996), the highest calendar quarter total return for the Fund was 6.71% (quarter ended March 31, 2001) and the lowest calendar quarter total return was (3.60%) (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Merrill Lynch High Yield "BB" for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                                    Average Annual Total Returns
                                                         --------------------------------------------
                                                         1 Year        5 Years        Since Inception
                                                         -------       -------        ---------------
Fund Shares                                               7.76%          4.19%             5.58%

Merrill Lynch High Yield "BB" 5-6.99 Year                 5.41%            5.37%           6.08%


*    Commenced operations on April 1, 1996.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                                                                                                        FOR THE
                                                                                                                         PERIOD
                                                    FOR THE       FOR THE       FOR THE                    FOR THE      APRIL 1,
                                                      YEAR          YEAR          YEAR      FOR THE NINE     YEAR        1996*
                                                     ENDED         ENDED         ENDED      MONTHS ENDED    ENDED       THROUGH
                                                    DECEMBER      DECEMBER      DECEMBER      DECEMBER     MARCH 31,    MARCH 31,
                                                    31, 2001      31, 2000      31, 1999      31, 1998       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                 $   8.44   $    9.50      $   10.40     $    11.00    $   10.37   $  10.00(d)
                                                     --------   ---------      ---------     ----------    ---------   --------
   Net investment income                                 0.76        0.84           0.82           0.65         0.86       0.78
   Net realized and unrealized gains (loss)             (0.11)       1.03)         (0.85)         (0.53)        0.63       0.37
                                                     --------   ---------      ---------     ----------    ---------   --------
   Total income (loss) from investment operations        0.65       (0.19)         (0.03)          0.12         1.49       1.15
                                                     --------   ---------      ---------     ----------    ---------   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                (0.74)      (0.84)         (0.82)         (0.65)       (0.86)     (0.78)
   Excess of net investment income                          -       (0.03)         (0.01)         (0.02)           -          -
   Net realized gains                                       -           -          (0.04)         (0.05)           -          -
                                                     --------   ---------      ---------     ----------    ---------   --------
   Total dividends and distributions                    (0.74)      (0.87)         (0.87)         (0.72)       (0.86)     (0.78)
                                                     --------   ---------      ---------     ----------    ---------   --------
   Net change in net asset value per share              (0.09)      (1.06)         (0.90)         (0.60)        0.63       0.37
                                                     --------   ---------      ---------     ----------    ---------   --------
NET ASSET VALUE, END OF PERIOD                       $   8.35   $    8.44      $    9.50     $    10.40    $   11.00   $  10.37
                                                     ========   =========      =========     ==========    =========   ========
TOTAL RETURN (a)                                         7.76%      (2.11%)        (0.29%)         1.15%(b)    14.84%     11.90%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)         $36,940     $32,059        $48,200        $44,354      $31,675    $25,114
Ratios to average net assets:
   Expenses**                                            1.15%       1.15%          1.15%          1.15%(c)     1.15%      1.15%(c)
   Net investment income                                 8.99%       8.60%          8.24%          8.25%(c)     7.98%      7.45%(c)
PORTFOLIO TURNOVER RATE                                    14%         19%            19%            14%          32%         4%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. OFFITBANK (the "Adviser") attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.

Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch IBCA ("Fitch"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities.
See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities" below.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest or principal.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by the Adviser and whose shares are generally offered to the public. These other OFFIT Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. To the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the credit quality of its investments.

HIGH YIELD, HIGH RISK DEBT SECURITIES

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Fixed Income Debt Securities. The Fund may invest in fixed income debt securities. Changes in market yields will affect the Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," below.

SECURITIES OF NON-U.S. ISSUERS

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and
(v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Fund, the risks may include:

o changes in the relative strength and value of the U.S. dollar or other major currencies and

o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio

o that the systems used to purchase and sell Euro-denominated securities may not work

o uncertainty about how existing financial contracts will be treated after Euro implementation

o    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

General. The Fund may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value."

To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

NON-DIVERSIFIED FUNDS

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFTIBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $15.1 billion in assets and serves as investment adviser to fifteen registered investment company portfolios.

J. William Charlton, Joseph L. Mirsky and Thomas Dzwil serve as the portfolio managers for the Fund. Mr. Charlton is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1990. Mr. Mirsky is a High Yield Trader at OFFITBANK and has been associated with OFFITBANK since 1990. Mr. Dizwil is a director of high yield research at OFFITBANK and has been associated with OFFITBANK since 1995.

The advisory fee paid by the Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2001, after waivers and reimbursements, was 0.80%.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

The following chart shows the Company's other service providers and includes their addresses and principal activities.

OFFIT VIF-HIGH YIELD FUND

                                               -----------------------------------------------

                                                               SHAREHOLDERS

                                               -----------------------------------------------
Distribution and         -----------------------------------------------   -----------------------------------------------
Shareholder                           PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT
Services
                                  OFFIT Funds Distributor, Inc.                               PFPC Inc.
                                       3200 Horizon Drive                               400 Bellevue Parkway
                                    King of Prussia, PA 19406                           Wilmington, DE 19809

                                 Distributes the Fund's shares.                Handles shareholder services, including
                         -----------------------------------------------     recordkeeping and statements, distribution
                                                                             of dividends and processing of buy and sell
                         -----------------------------------------------                      requests.
Asset                                  INVESTMENT ADVISER                  -----------------------------------------------
Management
                                            OFFITBANK                      -----------------------------------------------
                                       520 Madison Avenue                                     CUSTODIAN
                                     New York, NY 10022-4213
                                                                                        The Bank of New York
                                 Manages the Fund's business and                              ("BONY")
                                     investment activities.                          15 Broad Street, 7th Floor
                         -----------------------------------------------                 New York, NY 10286

Fund                     -----------------------------------------------   Serves as custodian of the assets of the Fund.
Operations                              ADMINISTRATOR AND                  The custodian settles all portfolio trades and
                                      FUND ACCOUNTING AGENT                collects most of the valuation data required for
                                                                           calculating the Fund's net asset value ("NAV").
                                            PFPC Inc.                      -----------------------------------------------
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                          Provides facilities, equipment and personnel
                          to carry out administrative services related
                           to the Fund and calculates the Fund's NAV,
                                  dividends and distributions.
                         -----------------------------------------------

                                               -----------------------------------------------

                                                              BOARD OF DIRECTORS
                                                       Supervises the Fund's activities

                                               -----------------------------------------------


SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                             Value of Assets
                  NAV =   -  Value of Liabilities
                          --------------------------------
                             Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare dividends daily and pay the dividends monthly from net investment income and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    Positive means that a rating may be raised.
     o    Negative means that a rating may be lowered.
     o    Stable means that a rating is not likely to change.
     o    Developing means a rating may be raised or lowered.
     o    N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a

Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.


OFFICERS AND DIRECTORS                      INVESTMENT ADVISERS
F. Daniel Prickett                          OFFITBANK
Chairman of the Board, President and        520 Madison Avenue
Director                                    New York, NY  10022-4213

Edward J. Landau                            David J. Greene & Company, LLC
Director                                    599 Lexington Avenue
                                            New York, NY 10022

The Very Reverend James Parks Morton        (DJG Value Equity Fund)
Director



Steven M. Peck
Director

Vincent M. Rella
Secretary & Treasurer

                                            DISTRIBUTOR
                                            OFFIT Funds Distributor, Inc.
                                            3200 Horizon Drive
                                            King of Prussia, PA 19406

                                            CUSTODIAN
                                            The Bank of New York
                                            15 Broad Street, 7th Floor
                                            New York, NY 10286


                                            LEGAL COUNSEL
                                            Kramer Levin Naftalis & Frankel LLP
                                            919 Third Avenue
                                            New York, NY 10022

                                            ADMINISTRATOR; TRANSFER AND DIVIDEND
                                            DISBURSING AGENT
                                            PFPC Inc.
                                            400 Bellevue Parkway
                                            Wilmington, DE 19809

                                            INDEPENDENT AUDITORS
                                            KPMG LLP
                                            757 Third Avenue
                                            New York, NY 10017

   THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED INTO THE
             PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.


================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.


                                PRIVACY STATEMENT

================================================================================

The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------




         The Company's Investment Company Act File number is 811-08640.

                    THE OFFIT VARIABLE INSURANCE FUND, INC.





                     OFFIT VIF - EMERGING MARKETS BOND FUND






The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- Emerging Markets Bond Fund (the "Fund").


Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


                                   PROSPECTUS


                                 APRIL 25, 2002



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................4
                                            Financial Highlights.............................................6
                                            Investment Objective and Principal Strategies....................7
                                            Additional Strategies............................................9
                                            Risks of Investing in the Fund...................................9

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................21
                                            Service Provider Chart..........................................22

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................23
closing an account in the                   Purchase of Fund Shares.........................................23
Fund.                                       Redemption of Fund Shares.......................................24
                                            Shareholder Services............................................24
                                            Dividends and Distributions.....................................24
                                            Taxes...........................................................24
                                            Shareholder Communications......................................25
                                            Performance Information.........................................25

                                            Appendix A:  Description of Securities Ratings.................A-1
                                            Appendix B:  Hedging and Derivatives...........................B-1

                                            FOR MORE INFORMATION................................see back cover

                      OFFIT VIF EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds of issuers in emerging countries. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Fund will invest in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. [AN EMERGING MARKET COUNTRY IS A COUNTRY THAT IS CONSIDERED TO BE AN EMERGING OR DEVELOPING COUNTRY BY THE WORLD BANK OR THE INTERNATIONAL FINANCE CORPORATION, OR IS DETERMINED BY OFFITBANK (THE "ADVISER") TO HAVE PER CAPITA GROSS DOMESTIC PRODUCT BELOW $7,500 (IN 1994 DOLLARS).] The Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive developments and trends in emerging markets countries. In addition, the Fund may invest in Brady Bonds, zero coupon securities, pay-in-kind bonds and discount obligations. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o Although the Fund will generally be invested in the issues of at least three different countries, it may invest up to 25% of its total assets in the debt obligations of any one country. Concentration in any one country intensifies the international investing risks related to such country.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities derived from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for the Fund for the last five calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The returns shown do not reflect separate charges for the Accounts and if those had been included, performance would have been lower. Past performance is not necessarily an indicator of how the Fund will perform in the future.

[GRAPHIC OMITTED]

ANNUAL TOTAL RETURN

1997      1998        1999       2000      2001
8.14%     -16.24%     25.19%     8.71%     3.26%

Since inception (August 28, 1996), the highest calendar quarter total return for the Fund was 16.71% (quarter ended December 31, 1998) and the lowest calendar quarter total return was (29.33%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one year, five years and since inception, compare with the Lipper Analytical Emerging Market Debt Index for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                                      Average Annual Total Returns
                                                            1 Year               5 Years         Since Inception
                                                            ------               -------         ---------------
Fund Shares*.........................................        3.26%                4.97%               5.69%

Lipper Analytical Emerging Market Debt Index                11.08%                5.27%               9.40%



*Commenced operations on August 28, 1996.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                                                                                                       FOR THE
                                                                                                                        PERIOD
                                                                                            FOR THE                   AUGUST 28,
                                                 FOR THE       FOR THE     FOR THE YEAR   NINE MONTHS     FOR THE       1996*
                                                YEAR ENDED    YEAR ENDED       ENDED         ENDED      YEAR ENDED     THROUGH
                                                 DECEMBER      DECEMBER    DECEMBER 31,     DECEMBER     MARCH 31,    MARCH 31,
                                                 31, 2001      31, 2000        1999         31, 1998       1998          1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $  8.22       $  8.46       $  7.60       $ 10.55       $ 10.30       $ 10.00(d)
                                                -------       -------       -------       -------       -------       -------
   Net investment income                           0.85          0.94          0.94          0.66          0.86          0.48
   Net realized and unrealized gains (loss)       (0.59)        (0.23)         0.86         (2.79)         0.27          0.34
                                                -------       -------       -------       -------       -------       -------
     Total income (loss) from
        investment operations                      0.26          0.71          1.80         (2.13)         1.13          0.82
                                                -------       -------       -------       -------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                          (0.85)        (0.94)        (0.94)        (0.66)        (0.86)        (0.48)
   Excess of net investment income                    -         (0.01)            -         (0.07)        (0.02)            -
   Net realized gains                                 -             -             -         (0.09)            -         (0.04)
                                                -------       -------       -------       -------       -------       -------
     Total dividends and distributions            (0.85)        (0.95)        (0.94)        (0.82)        (0.88)        (0.52)
                                                -------       -------       -------       -------       -------       -------
     Net change in net asset value per share      (0.59)        (0.24)        (0.86)        (2.95)         0.25          0.30
                                                -------       -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                  $  7.63       $  8.22       $  8.46       $  7.60       $ 10.55       $ 10.30
                                                =======       =======       =======       =======       =======       =======
TOTAL RETURN (a)                                   3.26%         8.71%        25.19%       (20.36%)(b)    11.26%        8.29%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)   $ 7,087       $ 6,950       $ 7,686       $ 5,575       $ 5,780       $ 4,346
Ratios to average net assets:
   Expenses **                                     1.38%         1.47%         1.50%         1.50% (c)     1.50%         1.50%(c)
   Net investment income                          10.51%        11.17%        12.11%        10.38% (c)     8.27%         8.04%(c)
PORTFOLIO TURNOVER RATE                              71%           72%           71%          100%           53%           96%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds of issuers in emerging countries. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars.

The Fund seeks to achieve a competitive U.S. dollar total investment return while reducing volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (i) of an issuer organized or with more than 50% of its business activities in such emerging market country, (ii) denominated in such country's currency or with a primary trading market in such emerging market country, (iii) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (iv) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Risks of Investing in the Fund - Securities of Non-U.S. Issuers" and "Risks of Investing in the Fund - High Yield, High Risk Debt Securities."

Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and Fitch. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities."

The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially equal to at least one year's rolling interest payments based on the applicable interest rate at that time and then adjusted at regular intervals thereafter.

The Fund may invest in zero coupon securities and debt securities acquired at a discount. A substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause the Fund to exceed its respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the

Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities derived from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by the Adviser and whose shares are generally offered to the public. These other OFFIT Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. To the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the credit quality of its investments.

HIGH YIELD, HIGH RISK DEBT SECURITIES

General. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Fixed Income Debt Securities. The Fund may invest in fixed income debt securities. Changes in market yields will affect a Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers," below.

SECURITIES OF NON-U.S. ISSUERS

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Fund, the risks may include:

o changes in the relative strength and value of the U.S. dollar or other major currencies and
o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio
o that the systems used to purchase and sell Euro-denominated securities may not work

o uncertainty about how existing financial contracts will be treated after Euro implementation
o    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

General. The Fund may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. To the extent that a Fund invests a substantial portion of its assets in the U.S. market and the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by that Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value."

To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

NON-DIVERSIFIED FUNDS

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $15.1 billion in assets and serves as investment adviser to fifteen registered investment company portfolios.


Scott D. McKee serves as portfolio manager of the Emerging Markets Bond Fund. Mr. McKee has been associated with OFFITBANK since February 2000. From 1994 to 2000, Mr. McKee established and led JP Morgan's emerging markets corporate research team.


The advisory fee paid by the Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2001, after waivers and reimbursements, was 0.90%.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                      OFFIT VIF-EMERGING MARKETS BOND FUND

                      -----------------------------------------------

                                      SHAREHOLDERS

                      -----------------------------------------------
-----------------------------------------------   -----------------------------------------------
             PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT

         OFFIT Funds Distributor, Inc.                               PFPC Inc.
              3200 Horizon Drive                               400 Bellevue Parkway
           King of Prussia, PA 19406                           Wilmington, DE 19809

        Distributes the Fund's shares.                Handles shareholder services, including
-----------------------------------------------     recordkeeping and statements, distribution
                                                    of dividends and processing of buy and sell
-----------------------------------------------                      requests.
              INVESTMENT ADVISER                  -----------------------------------------------

                   OFFITBANK                      -----------------------------------------------
              520 Madison Avenue                                     CUSTODIAN
            New York, NY 10022-4213
                                                               The Bank of New York
        Manages the Fund's business and                              ("BONY")
            investment activities.                          15 Broad Street, 7th Floor
-----------------------------------------------                 New York, NY 10286

-----------------------------------------------   Serves as custodian of the assets of the Fund.
               ADMINISTRATOR AND                  The custodian settles all portfolio trades and
             FUND ACCOUNTING AGENT                collects most of the valuation data required for
                                                  calculating the Fund's net asset value ("NAV").
                   PFPC Inc.                      -----------------------------------------------
             400 Bellevue Parkway
             Wilmington, DE 19809

 Provides facilities, equipment and personnel
 to carry out administrative services related
  to the Fund and calculates the Fund's NAV,
         dividends and distributions.
-----------------------------------------------

                     -----------------------------------------------

                                    BOARD OF DIRECTORS
                             Supervises the Fund's activities

                     -----------------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                              Value of Assets
                  NAV =    -  Value of Liabilities
                           -------------------------------
                              Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account

Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare dividends of substantially all of its net investment income daily and pay dividends quarterly. The Fund distributes, at least annually, its net capital gains, if any. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                       A-9
                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    Positive means that a rating may be raised.
     o    Negative means that a rating may be lowered.
     o    Stable means that a rating is not likely to change.
     o    Developing means a rating may be raised or lowered.
     o    N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

OFFICERS AND DIRECTORS                  INVESTMENT ADVISERS
F. Daniel Prickett                      OFFITBANK
Chairman of the Board, President and    520 Madison Avenue
Director                                New York, NY  10022-4213

Edward J. Landau                        David J. Greene & Company, LLC
Director                                599 Lexington Avenue
                                        New York, NY 10022
The Very Reverend James Parks Morton    (DJG Value Equity Fund)
Director



Steven M. Peck
Director

Vincent M. Rella
Secretary & Treasurer

                                        DISTRIBUTOR
                                        OFFIT Funds Distributor, Inc.
                                        3200 Horizon Drive
                                        King of Prussia, PA 19406



                                        CUSTODIAN
                                        The Bank of New York
                                        15 Broad Street, 7th Floor
                                        New York, NY  10286

                                        LEGAL COUNSEL
                                        Kramer Levin Naftalis & Frankel LLLP
                                        919 Third Avenue
                                        New York, NY  10022

                                        ADMINISTRATOR; TRANSFER AND DIVIDEND
                                        DISBURSING AGENT
                                        PFPC Inc.
                                        400 Bellevue Parkway
                                        Wilmington, DE  19809

                                        INDEPENDENT AUDITORS
                                        KPMG LLP
                                        757 Third Avenue
                                        New York, NY 10017

        THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED
         INTO THE PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.


================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.

                                PRIVACY STATEMENT

================================================================================


The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------




         The Company's Investment Company Act File number is 811-08640.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.




                        OFFIT VIF - DJG VALUE EQUITY FUND







The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- DJG Value Equity Fund (the "Fund").


Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.



                                   PROSPECTUS


                                 APRIL 25, 2002



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................3
                                            Financial Highlights.............................................5
                                            Investment Objective and Principal Strategies....................6
                                            Risks of Investing in the Fund...................................7

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser...............................................9
                                            Service Provider Chart..........................................10

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................11
closing an account in the                   Purchase of Fund Shares.........................................11
Fund.                                       Redemption of Fund Shares.......................................12
                                            Shareholder Services............................................12
                                            Dividends and Distributions.....................................12
                                            Taxes...........................................................12
                                            Shareholder Communications......................................13
                                            Performance Information.........................................13

                                            FOR MORE INFORMATION................................see back cover

                        OFFIT VIF - DJG VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objectives by researching and investing in equity securities priced at a discount to their intrinsic values. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event or combination thereof.

PRINCIPAL RISK FACTORS

o    Investors may lose money.


o Under normal circumstances, the Fund will invest at least 80% of the its net assets in a diversified portfolio of equity securities, including common stocks, rights and warrants to subscribe for or purchase common stocks. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Because the Fund will invest primarily in equity securities, the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future. The return shown does not reflect separate account charges for the Accounts and if those had been included, performance would have been lower.

[GRAPHIC OMITTED]

ANNUAL TOTAL RETURN

1998        1999        2000        2001
-4.31%      23.37%      5.81%       5.19%

Since inception (April 11, 1997), the highest calendar quarter total return for the Fund was 17.97% (quarter ended June 30, 1999) and the lowest calendar quarter total return was (17.80%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the S&P 500 Stock Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                                                         Average Annual Total Returns
                                                                      1 Year                Since Inception
                                                                    ---------               ---------------
Fund Shares*.........................................                 5.19%                    12.55%


S&P 500 Stock Index..................................               (11.88%)                   10.74%

*    Commenced operations on April 11, 1997.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                               FOR THE YEAR     FOR THE YEAR      FOR THE YEAR      FOR THE NINE    FOR THE PERIOD
                                                  ENDED             ENDED            ENDED          MONTHS ENDED       APRIL 11,
                                               DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     1997* THROUGH
                                                   2001             2000              1999              1998        MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $  14.09         $  14.30         $  11.91           $  14.94         $  10.00 (d)
                                                 --------         --------         --------           --------         --------
   Net investment income                             0.01             0.08             0.02               0.05             0.02
   Net realized and unrealized gain (loss)           0.73             0.73             2.76              (2.16)            4.92
                                                 --------         --------         --------           --------         --------
   Total income (loss) from investment               0.74             0.81             2.78              (2.11)            4.94
                                                 --------         --------         --------           --------         --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                            (0.08)           (0.03)           (0.02)             (0.03)               -
   Net realized gains                               (0.81)           (0.99)           (0.37)             (0.89)               -
                                                 --------         --------         --------           --------         --------
  Total dividends and distributions                 (0.89)           (1.02)           (0.39)             (0.92)               -
                                                 --------         --------         --------           --------         --------
   Net change in net asset value per share          (0.15)           (0.21)            2.39              (3.03)            4.94
                                                 --------         --------         --------           --------         --------
NET ASSET VALUE, END OF PERIOD                   $  13.94         $  14.09         $  14.30           $  11.91         $  14.94
                                                 ========         ========         ========           ========         ========
TOTAL RETURN (a)                                     5.19%            5.81%           23.37%            (14.75%)(b)       49.40% (b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)      $6,016           $5,486           $4,352             $2,164           $2,018
Ratios to average net assets:
   Expenses**                                        1.11%            1.23%            1.25%              1.25%(c)         1.25%(c)
   Net investment income                             0.07%            0.66%            0.28%              0.29%(c)         0.16%(c)
PORTFOLIO TURNOVER RATE                                40%              52%              39%                21%              33%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objectives of the Fund are long-term appreciation and preservation of capital, which the Fund seeks to achieve by investing in undervalued securities and in special situations. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event - such as a major management change, substantial share repurchase, spin-off, split-up, restructuring, liquidation, acquisition or other catalyst. The Fund attempts to provide consistent absolute returns as well as outperform the Standard & Poor's 500 Index ("S&P 500") over a market cycle by using a bottom up value-oriented approach to equity investment that stresses the purchase of securities with cash flow, reported earnings and asset value at a measured price. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of fundamental policy, the Company would not materially change the investment objectives of the Fund without notifying shareholders.

The Fund's investment philosophy is centered upon fundamental research with particular emphasis on event-driven special situations. Valuations are based on cash flow (defined as earnings plus non-cash charges, less required capital spending and working capital) rather than reported earnings in order to focus on underlying economics rather than accounting. Furthermore, the Fund believes that management's capabilities and motivations with respect to the enhancement of shareholder value are particularly important in making investment decisions. Generally, the sale of a security will be based upon factors such as: (1) an increase in the share price which adequately reflects the original investment premise; (2) any other significant increase in the market valuation of a stock relative to its true economic value (a narrowing of the price-value gap); (3) availability of alternative investments with greater ratios of reward to risk; and (4) perceived deterioration of the issuer's operations which may adversely affect the underlying value of the security. Turnover will be influenced by sound investment practices related to the Fund's objectives, and the need for funds in the event of redemptions of the Funds shares.

Investments for the Fund will be made by David J. Greene & Company, LLC (the "Adviser") on a stock by stock basis without regard to market timing. Under normal circumstances, the Fund will invest at least 80% of the its net assets in a diversified portfolio of equity securities, including common stocks, rights and warrants to subscribe for or purchase common stocks. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Fund may purchase listed and unlisted common and preferred stocks, securities of companies in bankruptcy, fixed income securities which are convertible into equity securities, as well as write covered call options on such equity securities. In addition, the Fund may invest in "risk arbitrage positions," which include securities that may become exchangeable for cash or other securities as a result of the issuer being an announced candidate for a merger, acquisition, restructuring or similar transaction, or securities the issuer of which has been the subject of a filing on Schedule 13D under the Securities Exchange Act of 1934. Dividends and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return of the investment. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. Cash reserves may be invested in short-term fixed income instruments including money market funds, certificates of deposit and commercial paper.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) social, economic or political factors, (iv) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (v) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objectives.

COVERED CALL OPTIONS

To assist in the management of its portfolio and to enhance the Fund's performance, the Fund may engage in the writing (selling) of call option contracts on securities at such times as may be appropriate. However, options shall be written solely as "covered" call options, that is, options on securities that the Fund owns. The Fund will write covered call options on securities held in the portfolio at the exercise price which would approximate the price at which the Fund would desire to sell the security. The Fund will not write covered call options on portfolio securities having an aggregate value in excess of 20% of the Fund's net assets. A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

RISKS ASSOCIATED WITH VALUE INVESTING

The Fund invests in securities that it has determined are undervalued by the overall market. The risk associated with this method of investing is that the market will fail to recognize an undervalued security's intrinsic value for an unexpected length of time or that the Fund's determinations regarding such security's intrinsic value is found to be incorrect due to unforeseen problems. Upon the occurrence of such events, the Fund would sustain a loss.

CORPORATE REORGANIZATIONS

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgement of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is David J. Greene & Company, LLC, whose principal address is 599 Lexington Avenue, New York, New York 10022 (the "Adviser"). The Adviser manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. The Adviser is an investment adviser and broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc. As of December 31, 2001, the Adviser had investment management authority with respect to approximately $2.5 billion of assets for pension, profit sharing, endowment and individual accounts. The Adviser consists of 15 principals and a staff of 23 professional and support persons, all of whom devote their full time to the business. The Adviser specializes in equity management with a value style orientation.

Erwin A. Zeuschner is primarily responsible for the daily management of the Fund. Mr. Zeuschner is principal and Senior Vice President of the Adviser and has been associated with the Adviser for 22 years as a senior portfolio manager and head of Investment Management.

Mr. Zeuschner will undertake his responsibilities under guidelines established by the Adviser's Investment Committee.

The advisory fee paid by the Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2001, after waivers and reimbursements, was 0.80%.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

The following chart shows the Company's other service providers and includes their addresses and principal activities.

OFFIT VIF-DJG  VALUE EQUITY FUND

                                               -----------------------------------------------

                                                               SHAREHOLDERS

                                               -----------------------------------------------
Distribution and         -----------------------------------------------   -----------------------------------------------
Shareholder                           PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT
Services
                                  OFFIT Funds Distributor, Inc.                               PFPC Inc.
                                       3200 Horizon Drive                               400 Bellevue Parkway
                                    King of Prussia, PA 19406                           Wilmington, DE 19809

                                 Distributes the Fund's shares.                Handles shareholder services, including
                         -----------------------------------------------     recordkeeping and statements, distribution
                                                                             of dividends and processing of buy and sell
                         -----------------------------------------------                      requests.
Asset                                  INVESTMENT ADVISER                  -----------------------------------------------
Management
                                David J. Greene & Company, LLC             -----------------------------------------------
                                      599 Lexington Avenue                                    CUSTODIAN
                                        New York, NY 10022
                                                                                        The Bank of New York
                                 Manages the Fund's business and                              ("BONY")
                                     investment activities.                          15 Broad Street, 7th Floor
                         -----------------------------------------------                 New York, NY 10286

Fund                     -----------------------------------------------   Serves as custodian of the assets of the Fund.
Operations                              ADMINISTRATOR AND                  The custodian settles all portfolio trades and
                                      FUND ACCOUNTING AGENT                collect most of the valuation data required for
                                                                           calculating the Fund's net asset value ("NAV").
                                            PFPC Inc.                      -----------------------------------------------
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                          Provides facilities, equipment and personnel
                          to carry out administrative services related
                           to the Fund and calculates the Fund's NAV,
                                  dividends and distributions.
                         -----------------------------------------------

                                               -----------------------------------------------

                                                              BOARD OF DIRECTORS
                                                       Supervises the Fund's activities

                                               -----------------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                              Value of Assets
                  NAV =    -  Value of Liabilities
                           -------------------------------
                              Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends of substantially all of its net investment income as well as its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age
59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the Investment Company Act of 1940, as amended and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.

In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

OFFICERS AND DIRECTORS                     INVESTMENT ADVISERS
F. Daniel Prickett                         OFFITBANK
Chairman of the Board, President and       520 Madison Avenue
Director                                   New York, NY  10022-4213

Edward J. Landau                           David J. Greene & Company, LLC
Director                                   599 Lexington Avenue
                                           New York, NY 10022
The Very Reverend James Parks Morton       (DJG Value Equity Fund)
Director



Steven M. Peck
Director

Vincent M. Rella
Secretary & Treasurer


                                           DISTRIBUTOR
                                           OFFIT Funds Distributor, Inc.
INVESTMENT ADVISER                         3200 Horizon Drive
                                           King of Prussia, PA 19406

                                           CUSTODIAN
                                           The Bank of New York
                                           15 Broad Street, 7th Floor
                                           New York, NY  10286

                                           LEGAL COUNSEL
                                           Kramer Levin Naftalis & Frankel LLP
                                           919 Third Avenue
                                           New York, NY  10022

                                           ADMINISTRATOR; TRANSFER AND DIVIDEND
                                           DISBURSING AGENT
                                           PFPC Inc.
                                           400 Bellevue Parkway
                                           Wilmington, DE  19809

                                           INDEPENDENT AUDITORS
                                           KPMG LLP
                                           757 Third Avenue
                                           New York, NY 10017

        THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED
         INTO THE PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.


================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.


                                PRIVACY STATEMENT

================================================================================

The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------



         The Company's Investment Company Act File number is 811-08640.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.



                         OFFIT VIF - U.S. SMALL CAP FUND






The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- U.S. Small Cap Fund (the "Fund").


Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


                                   PROSPECTUS


                                 APRIL 25, 2002



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................3
                                            Financial Highlights.............................................5
                                            Investment Objective and Principal Strategies....................6
                                            Risks of Investing in the Fund...................................7

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................14
                                            Service Provider Chart..........................................16

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................17
closing an account in the                   Purchase of Fund Shares.........................................17
Fund.                                       Redemption of Fund Shares.......................................18
                                            Shareholder Services............................................18
                                            Dividends and Distributions.....................................18
                                            Taxes...........................................................18
                                            Shareholder Communications......................................19
                                            Performance Information.........................................19

                                            Appendix A:  Hedging and Derivatives...........................A-1

                                            FOR MORE INFORMATION................................see back cover

                         OFFIT VIF - U.S. SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller companies located in the United States. Under normal circumstances, the Fund will invest at least 80% of net assets in securities of smaller companies with a market value of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Up to 10% of the Fund's portfolio may be in companies located outside the United States. The Fund intends to invest primarily in publicly-held companies.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The Fund will invest in smaller issuers which are more volatile than investments in issuers with a market value greater than $1 billion. Small capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1 billion and are more susceptible to changes in the business cycle.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future. The return shown does not reflect separate charges for the Accounts and if those had been included, performance would have been lower.

[GRAPHIC OMITTED]

ANNUAL TOTAL RETURN

1998        1999        2000        2001
-1.83%      54.00%      0.66%       0.43%

Since inception (April 11, 1997), the highest calendar quarter total return for the Fund was 37.72% (quarter ended December 31, 1999) and the lowest calendar quarter total return was (21.68%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Russell 2000 Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                                                        Average Annual Total Returns
                                                                     1 Year                Since Inception
                                                                    --------               ---------------
Fund Shares*.........................................               0.43%                     15.02%

Russell 2000 Index...................................               2.50%                      9.05%


*    Commenced operations on April 11, 1997.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                               FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE NINE    FOR THE PERIOD
                                                   ENDED            ENDED            ENDED         MONTHS ENDED       APRIL 11,
                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     1997* THROUGH
                                                   2001              2000             1999             1998        MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $  16.19        $  17.20          $  11.34          $  14.14        $  10.00(d)
                                                 --------        --------          --------          --------        --------
   Net investment loss                                  -               -             (0.15)            (0.08)          (0.08)
   Net realized and unrealized gains (loss)          0.07            0.10              6.27             (1.50)           4.22
                                                 --------        --------          --------          --------        --------
     Total income (loss) from investment
        operations                                   0.07            0.10              6.12             (1.58)           4.14
                                                 --------        --------          --------          --------        --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net realized gains                               (1.46)          (1.11)            (0.26)            (1.22)              -
                                                 --------        --------          --------          --------        --------
      Total dividends and distributions             (1.46)          (1.11)            (0.26)            (1.22)              -
                                                 --------        --------          --------          --------        --------
   Net change in net asset value per share          (1.39)          (1.01)             5.86             (2.80)           4.14
                                                 --------        --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD                   $  14.80        $  16.19          $  17.20          $  11.34        $  14.14
                                                 ========        ========          ========          ========        ========

TOTAL RETURN (a)                                     0.43%           0.66%            54.00%           (11.95%)(b)      41.40%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)      $3,077          $3,045            $1,926            $1,218          $1,394
Ratios to average net assets:
   Expenses**                                        1.50%           1.48%             1.50%             1.50%(c)        1.50%(c)
   Net investment loss                              (1.06%)         (0.76%)           (1.19%)           (0.92%)(c)      (0.74%)(c)
PORTFOLIO TURNOVER RATE                                14%             34%               31%               39%             51%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the above expense ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller publicly-held companies located in the United States. Under normal circumstances, the Fund will invest at least 80% of net assets in securities of smaller companies with a market value of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Up to 10% of the Fund's portfolio may be in companies located outside the United States. In analyzing convertible debt securities, management will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders. As a matter of policy, the Company would not materially change the investment objective of the Fund without notifying shareholders.

The Fund will invest primarily in publicly-held companies which are expected to meet most of the following criteria: the company should have a market position in a fast growing segment of the economy, good management, preferably a leading position in its business, superior financial returns (i.e., primarily return on assets and invested capital) with ability to self-finance, and a reasonable market valuation. While the Fund will not generally invest in start-ups, it may invest in stock of companies' initial public securities offerings and companies having only a few years' operating history.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in companies which have undervalued assets and in special situations. Special situations might include private placements, fixed-income securities, cyclically depressed companies or take-over candidates.

The Fund will have a diversified portfolio. It will not ordinarily acquire more than 5% of its assets in the equity securities of any single issuer, although the holding of higher equity percentages will be considered under some circumstances. In furthering its objective, the Fund may also engage in indirect investments as discussed below, including investments in mutual funds, funds directed by other investment advisers or other pooled vehicles, (although management does not currently intend to invest in mutual funds). Such investments will not exceed 10% of the portfolio. In the case of mutual funds, funds directed by other investment advisers or other pooled vehicles, such investments may be subject to management fees including performance fees which will be reflected in the net asset value of such securities. The Fund's management may alter the proportion of the portfolio invested for defensive purposes in order to respond to market conditions.

Trading policy (as opposed to investment policy) is determined by market conditions and is not constrained by tax considerations.

The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.

Under normal circumstances, the Fund may invest up to 10% of its assets in other types of securities including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, OFFITBANK (the "Adviser") may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of capital appreciation. The Fund believes that investments that meet its objective potentially offer above average return, but they are higher risk investments and are expected to fluctuate more widely in price than the general market. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $1 billion due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and correspondingly greater susceptibility to changes in the business cycle of small capitalization issuers. Smaller capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by management will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things,
(i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.


SECURITIES OF NON-U.S. ISSUERS

The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Fund, the risks may include:

     o changes in the relative strength and value of the U.S. dollar or other major currencies and

     o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio

     o that the systems used to purchase and sell Euro-denominated securities may not work

     o uncertainty about how existing financial contracts will be treated after Euro implementation

     o    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

The Fund may (if and to the extent so authorized) enter into currency transactions. The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives").

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from currency exchange rate fluctuations. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, Management's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities.

To the extent the Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix A. Risks associated with Hedging and Derivatives are also described in Appendix A to this Prospectus.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $15.1 billion in assets and serves as investment adviser to fifteen registered investment company portfolios.

The Fund is managed by a team of portfolio management professionals, whose team members are responsible for various sectors, with Theodore W. Price acting as Managing Director. Mr. Price is a senior portfolio manager of the Company and the Evergreen Growth Fund with over thirty years of investment management experience. Prior to founding the Small-Capitalization Growth Equity team in 1981, Mr. Price served for ten years as Vice Chairman and Portfolio Manager of Wheat Investment Advisors, the original investment management subsidiary of Wheat First Butcher Singer.


On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).


Prior to May 1, 2002, Rockefeller & Co., Inc. (the "Sub-Adviser"), with offices at 30 Rockefeller Plaza, New York, New York 10112, provided sub-advisory services to the Fund pursuant to an agreement between the Sub-Adviser and OFFITBANK.

For the fiscal year ended December 31, 2001, the fee paid to the Sub-Adviser as a percentage of average net assets was 0.83% after waivers.

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                          OFFIT VIF-U.S. SMALL CAP FUND


                                               -----------------------------------------------

                                                               SHAREHOLDERS

                                               -----------------------------------------------
Distribution and         -----------------------------------------------   -----------------------------------------------
Shareholder                           PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT
Services
                                  OFFIT Funds Distributor, Inc.                               PFPC Inc.
                                       3200 Horizon Drive                               400 Bellevue Parkway
                                    King of Prussia, PA 19406                           Wilmington, DE 19809

                                 Distributes the Fund's shares.                Handles shareholder services, including
                         -----------------------------------------------     recordkeeping and statements, distribution
                                                                             of dividends and processing of buy and sell
                         -----------------------------------------------                      requests.
Asset                                  INVESTMENT ADVISER                  -----------------------------------------------
Management
                                            OFFITBANK                      -----------------------------------------------
                                       520 Madison Avenue                                     CUSTODIAN
                                     New York, NY 10022-4213
                                                                                        The Bank of New York
                                 Manages the Fund's business and                              ("BONY")
                                     investment activities.                          15 Broad Street, 7th Floor
                         -----------------------------------------------                 New York, NY 10286

                         -----------------------------------------------   Serves as custodian of the assets of the Fund.
                                                                           The custodian settles all portfolio trades and
                                                                           collect most of the valuation data required for
                                                                           calculating the Fund's net asset value ("NAV").
                                                                          -----------------------------------------------

                         -----------------------------------------------

                         -----------------------------------------------
                                       ADMINISTRATOR AND
                                      FUND ACCOUNTING AGENT

                                            PFPC Inc.
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                          Provides facilities, equipment and personnel
                          to carry out administrative services related
                           to the Fund and calculates the Fund's NAV,
                                  dividends and distributions.
                         -----------------------------------------------

                                               -----------------------------------------------

                                                              BOARD OF DIRECTORS
                                                       Supervises the Fund's activities

                                               -----------------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                             Value of Assets
                  NAV =   -  Value of Liabilities
                          -------------------------------
                             Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends of substantially all of its net investment income as well as its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age
59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.

In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A


HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a

Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

OFFICERS AND DIRECTORS                     INVESTMENT ADVISERS
F. Daniel Prickett                         OFFITBANK
Chairman of the Board, President and       520 Madison Avenue
Director                                   New York, NY  10022-4213

Edward J. Landau                           David J. Greene & Company, LLC
Director                                   599 Lexington Avenue
                                           New York, NY 10022
The Very Reverend James Parks Morton       (DJG Value Equity Fund)
Director



Steven M. Peck
Director

Vincent M. Rella
Secretary & Treasurer

                                           DISTRIBUTOR
                                           OFFIT Funds Distributor, Inc.
                                           3200 Horizon Drive
                                           King of Prussia, PA 19406


                                           CUSTODIAN
                                           The Bank of New York
                                           15 Broad Street, 7th Floor
                                           New York, NY  10286

                                           LEGAL COUNSEL
                                           Kramer Levin Naftalis & Frankel LLP
                                           919 Third Avenue
                                           New York, NY  10022

                                           ADMINISTRATOR; TRANSFER AND DIVIDEND
                                           DISBURSING AGENT
                                           PFPC Inc.
                                           400 Bellevue Parkway
                                           Wilmington, DE  19809

                                           INDEPENDENT AUDITORS
                                           KPMG LLP
                                           757 Third Avenue
                                           New York, NY 10017

        THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED
         INTO THE PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.


================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.


                                PRIVACY STATEMENT

================================================================================


The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------



         The Company's Investment Company Act File number is 811-08640.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.



                          OFFIT VIF - TOTAL RETURN FUND





The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- Total Return Fund (the "Fund").

Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


                                   PROSPECTUS


                                 APRIL 25, 2002



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................4
                                            Description of the Underlying Funds in which the
                                                Total Return Fund May Invest.................................6
                                            Financial Highlights............................................11
                                            Investment Objective and Principal Strategies...................16
                                            Risks of Investing in the Fund..................................18

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................31
                                            Service Provider Chart..........................................33

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................34
closing an account in the                   Purchase of Fund Shares.........................................34
Fund.                                       Redemption of Fund Shares.......................................35
                                            Shareholder Services............................................35
                                            Dividends and Distributions.....................................35
                                            Taxes...........................................................35
                                            Shareholder Communications......................................36
                                            Performance Information.........................................36

                                            Appendix A:  Description of Securities Ratings.................A-1
                                            Appendix B:  Hedging and Derivatives...........................B-1

                                            FOR MORE INFORMATION................................see back cover

                          OFFIT VIF - TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving OFFITBANK (the "Adviser") broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. The Adviser may invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities, foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. The Fund may pursue its investment objective through investing directly in the markets and securities described in this Prospectus, or indirectly through investing in the following investment portfolios of the OFFIT Investment Fund, Inc. and the Company: 1) the OFFIT U.S. Government Securities Fund (the "U.S. Government Securities Fund");
2) the OFFIT Mortgage Securities Fund (the "Mortgage Securities Fund"); 3) the OFFIT VIF-High Yield Fund (the "High Yield Fund"); and 4) the OFFIT VIF-Emerging Markets Bond Fund, (the "Emerging Markets Bond Fund" and collectively with the Fund, U.S. Government Securities Fund, Mortgage Securities Fund and High Yield Fund, the "Funds" and each individually, a "Fund").


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o Under normal market conditions, the Fund will be invested in a variety of markets and instruments. However, the Fund may invest without limitation in any of the securities and markets in which it is authorized to invest, and the Fund's portfolio holdings will be concentrated, from time to time, in areas or securities which the Adviser believes to be relatively undervalued. Concentration in any area or security intensifies the risks to the Fund related to such area or security.

o The Fund may invest without limitation in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund may invest without limitation in international securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o In managing the Fund's assets, the Adviser may invest without limitation in other OFFIT Funds. To the extent such a strategy is used, the Fund will be subject to the risks related to such Funds.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total return for the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future. The return shown does not reflect separate account charges and if those had been included, performance would have been lower.

ANNUAL TOTAL RETURN
1999          2000          2001
(2.18%)       8.21%         7.10%


Since inception (June 30, 1998), the highest calendar quarter total return for the Fund was 3.98% (quarter ended September 30, 2001) and the lowest calendar quarter total return was (1.19%) (quarter ended June 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Lehman Brothers Aggregate Bond Index for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                                 Average Annual Total Returns
                                                            1 Year               Since Inception
                                                        -----------             ----------------
Fund Shares*                                             7.10%                   4.14%
Lehman Brothers Aggregate Bond Index
                                                         8.42%                   6.71%


*    Commenced operations on June 30, 1998.

                  DESCRIPTION OF THE UNDERLYING FUNDS IN WHICH
                        THE TOTAL RETURN FUND MAY INVEST

                      OFFIT U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective through the active management of portfolio duration and sector allocation and by investing, under normal circumstances, at least 80% of its net assets in U.S. Government Securities (as defined in this Prospectus). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Fitch IBCA, or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The Fund is not limited with regard to the maturities of the securities in which it may invest.

PRINCIPAL RISK FACTORS

     o    Investors may lose money.

     o The NAV of the Fund will change with changes in the market value of its portfolio positions.

     o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

     o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

     o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFIT Investment Fund, Inc. dated April 30, 2002.

                         OFFIT MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Fund will invest primarily in mortgage-related securities representing interests in residential property, adjustable rate and derivative multiclass mortgage securities and collateralized mortgage obligations issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be sensitive to interest rate changes.


o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates). For purposes of this policy, "net assets" includes any borrowings for investment purposes.


o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase.

     Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o Stripped mortgage securities or derivative multiclass mortgage securities have greater volatility than other types of mortgage securities and are extremely sensitive to changes in interest rates and prepayments.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.


For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFIT Investment Fund, Inc. dated April 30, 2002.


                     OFFIT VIF - EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds of issuers in emerging countries. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. The Fund will invest in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. An emerging market country is a country that is considered to be an emerging or developing country by the World Bank of the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in l994 dollars). The Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive developments and trends in emerging markets countries. In addition, the Fund may invest in Brady Bonds, zero coupon securities, Pay-in-kind bonds, and discount obligations. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.

PRINCIPAL RISK FACTORS

o    Investors may lose money.

o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o Although the Fund will generally be invested in the issues of at least three different countries, it may invest up to 25% of its total assets in the debt obligations of any one country. Concentration in any one country intensifies the international investing risks related to such country.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in prices. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities derived from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFIT VIF-Emerging Markets Bond Fund dated April 30, 2002.

                           OFFIT VIF - HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is high current income. Capital appreciation a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund will inveat at least 80% of its net assets in U.S. corporate fixed income securities that are rated below investment grade (i.e. high yield/high risk debt securities), offering potential returns that are sufficiently high to justify the greater investment risks. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in the securities of issuers with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The NAV of the Fund will change with changes in the market value of its portfolio positions.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in prices. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest more of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or a single economic, political or regulatory occurrence.

For further information on the investment objective, principal investment strategies and risks associated with the Fund, please see the prospectus of the OFFIT VIF-High Yield Fund dated April 30, 2002.


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. The tables also set forth certain information with respect to the investment results of the Total Return, U.S. Government Securities, Mortgage Securities, High Yield and Emerging Markets Bond Funds. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                                                          OFFIT VIF - TOTAL RETURN FUND
                                            ----------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD JUNE
                                            FOR THE YEAR ENDED     FOR THE YEAR ENDED     FOR THE YEAR ENDED     30, 1998* THROUGH
                                            DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999      DECEMBER 31, 1998
                                            ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.01               $   9.58               $  10.17             $  10.00(d)
                                                  --------               --------               --------             --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                              0.24                   0.13                   0.74                 0.25
   Net realized and unrealized loss                   0.47                   0.65                  (0.97)               (0.08)
                                                  --------               --------               --------             --------
   Total income from investment operations            0.71                   0.78                  (0.23)                0.17
                                                  --------               --------               --------             --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                             (0.42)                 (0.35)                 (0.34)                   -
   Net realized gains                                    -                      -                  (0.02)                   -
                                                  --------               --------               --------             --------
   Total dividends and distributions                 (0.42)                 (0.35)                 (0.36)                   -
                                                  --------               --------               --------             --------
Net change in net asset value per share               0.29                   0.43                  (0.59)                   -
                                                  --------               --------               --------             --------
NET ASSET VALUE, END OF PERIOD                    $  10.30               $  10.01               $   9.58             $  10.17
                                                  ========               ========               ========             ========
TOTAL RETURN (A)                                      7.10%                  8.21%                 (2.18%)               1.70%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)     $  2,803               $  1,953               $    818             $  1,001
Ratios to average net assets:
   Expenses**                                         0.80%                  0.79%                  0.80%                0.80%(c)
   Net investment income                              4.96%                  6.26%                  5.48%                5.35%(c)
PORTFOLIO TURNOVER RATE                                 77%                    75%                    81%                  58%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

OFFIT U.S. GOVERNMENT SECURITIES FUND

SELECT SHARES (E)

                                           -------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                            FOR THE YEAR     FOR THE YEAR                       FOR THE YEAR    JULY 1, 1997*
                                               ENDED             ENDED         FOR THE YEAR        ENDED           THROUGH
                                              DECEMBER         DECEMBER       ENDED DECEMBER      DECEMBER       DECEMBER 31,
                                              31, 2001         31, 2000          31, 1999         31, 1998           1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.32          $   9.76          $  10.46          $  10.17          $  10.00 (d)
                                              --------          --------          --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          0.44              0.57              0.49              0.50              0.27
   Net realized and unrealized gain (loss)        0.31              0.56             (0.69)             0.48              0.19
                                              --------          --------          --------          --------          --------
   Total income (loss) from investment
      operations                                  0.75              1.13             (0.20)             0.98              0.46
                                              --------          --------          --------          --------          --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                         (0.44)            (0.57)            (0.49)            (0.50)            (0.27)
   Excess of net investment income                   -                 -                 -                 -             (0.01)
   Net realized gains                            (0.39)                -             (0.01)            (0.19)            (0.01)
                                              --------          --------          --------          --------          --------
Total dividends and distributions                (0.83)            (0.57)            (0.50)            (0.69)            (0.29)
                                              --------          --------          --------          --------          --------
   Net change in net asset value per share      (0.08)              0.56             (0.70)             0.29              0.17
                                              --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD                $  10.24          $  10.32          $   9.76          $  10.46          $  10.17
                                              ========          ========          ========          ========          ========
TOTAL RETURN (a)                                  7.41%           11.98%             (1.95%)            9.82%             4.71%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in
      thousands)                              $ 40,192          $ 52,693          $ 42,422          $ 39,359          $  3,955
Ratios to average net assets:
   Expenses**                                     0.50%             0.50%             0.50%             0.50%             0.50%(c)
   Net investment income                          4.20%             5.74%             4.85%             4.59%             5.32%(c)
PORTFOLIO TURNOVER RATE                            868%              592%              225%              423%              153%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)   As of December 31, 2001, there were no Advisor Shares outstanding.

                                                                          OFFIT MORTGAGE SECURITIES FUND
                                                                               SELECT SHARES (e)
                                          ----------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                           FOR THE YEAR     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    JULY 1, 1997*
                                              ENDED            ENDED            ENDED           ENDED           THROUGH
                                           DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                               2001             2000            1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.10         $   9.71         $  10.28         $  10.17         $  10.00(d)
                                            --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                        0.60             0.62             0.59             0.58             0.29
   Net realized and unrealized gain             0.15             0.39            (0.57)            0.14             0.22
                                            --------         --------         --------         --------         --------
   Total income from investment operations      0.75             1.01             0.02             0.72             0.51
                                            --------         --------         --------         --------         --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                       (0.60)           (0.62)           (0.59)           (0.58)           (0.29)
   Excess of net investment income             (0.01)               -                -            (0.01)           (0.01)
   Net realized gains                              -                -                -            (0.02)           (0.04)
                                            --------         --------         --------         --------         --------
Total dividends and distributions              (0.61)           (0.62)           (0.59)           (0.61)           (0.34)
                                            --------         --------         --------         --------         --------
Net change in net asset value per share         0.14             0.39            (0.57)            0.11             0.17
                                            --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD              $  10.24         $  10.10         $   9.71         $  10.28         $  10.17
                                            ========         ========         ========         ========         ========
TOTAL RETURN (a)                                7.54%           10.86%            0.23%            7.26%            5.10%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in
     thousands)                             $ 80,169         $ 45,024         $ 62,309         $ 54,461         $ 17,037
Ratios to average net assets:
   Expenses**                                   0.50%            0.50%            0.50%            0.50%            0.50%(c)
   Net investment income                        5.77%            6.39%            5.92%            5.72%            5.77%(c)
PORTFOLIO TURNOVER RATE                           60%              33%              29%              78%              81%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  As of December 31, 2001 there were no Advisor Shares outstanding

                                                                    OFFIT VIF - EMERGING MARKETS BOND FUND
                                               ------------------------------------------------------------------------------------
                                                                                                                        FOR THE
                                                 FOR THE       FOR THE      FOR THE    FOR THE NINE   FOR THE YEAR      PERIOD
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   MONTHS ENDED       ENDED       AUGUST 28,
                                                 DECEMBER     DECEMBER     DECEMBER    DECEMBER 31,     MARCH 31,     1996* MARCH
                                                 31, 2001     31, 2000     31, 1999        1998           1998         31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $  8.22       $  8.46       $  7.60       $ 10.55       $ 10.30       $ 10.00(d)
                                                 -------       -------       -------       -------       -------       -------
   Net investment income                            0.85          0.94          0.94          0.66          0.86          0.48
   Net realized and unrealized gains (loss)        (0.59)        (0.23)         0.86         (2.79)         0.27          0.34
                                                 -------       -------       -------       -------       -------       -------
     Total income (loss) from investment
        operations                                  0.26          0.71          1.80         (2.13)         1.13          0.82
                                                 -------       -------       -------       -------       -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                           (0.85)        (0.94)        (0.94)        (0.66)        (0.86)        (0.48)
   Excess of net investment income                     -         (0.01)            -         (0.07)        (0.02)            -
   Net realized gains                                  -             -             -         (0.09)            -         (0.04)
                                                 -------       -------       -------       -------       -------       -------
     Total dividends and distributions             (0.85)        (0.95)        (0.94)        (0.82)        (0.88)        (0.52)
                                                 -------       -------       -------       -------       -------       -------
     Net change in net asset value per share       (0.59)        (0.24)         0.86         (2.95)         0.25          0.30
                                                 -------       -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                   $  7.63       $  8.22       $  8.46       $  7.60       $ 10.55       $ 10.30
                                                 =======       =======       =======       =======       =======       =======
TOTAL RETURN (a)                                    3.26%         8.71%        25.19%       (20.36%)(b)    11.26%         8.29%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)    $ 7,087       $ 6,950       $ 7.686       $ 5,575       $ 5,780       $ 4,346
Ratios to average net assets:
   Expenses **                                      1.38%         1.47%         1.50%         1.50%(c)      1.50%         1.50%(c)
   Net investment income                           10.51%        11.17%        12.11%        10.38%(c)      8.27%         8.04%(c)
PORTFOLIO TURNOVER RATE                               71%           72%           71%          100%           53%           96%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

                                                                            OFFIT VIF - HIGH YIELD FUND
                                             ---------------------------------------------------------------------------------------
                                                                                                                         FOR THE
                                                                                                                         PERIOD
                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE NINE     FOR THE      APRIL 1,
                                                 ENDED           ENDED         ENDED      MONTHS ENDED   YEAR ENDED   1996* THROUGH
                                              DECEMBER 31,   DECEMBER 31,     DECEMBER    DECEMBER 31,    MARCH 31,     MARCH 31,
                                                  2001           2000         31, 1999        1998          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.44      $   9.50      $  10.40      $  11.00      $  10.37      $  10.00(d)
                                                  --------      --------      --------      --------      --------      --------
   Net investment income                              0.76          0.84          0.82          0.65          0.86          0.78
   Net realized and unrealized gains (loss)          (0.11)        (1.03)        (0.85)        (0.53)         0.63          0.37
                                                  --------      --------      --------      --------      --------      --------
   Total income (loss) from investment
     operations                                       0.65         (0.19)        (0.03)         0.12          1.49          1.15
                                                  --------      --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                             (0.74)        (0.84)        (0.82)        (0.65)        (0.86)        (0.78)
   Excess of net investment income                       -         (0.03)        (0.01)        (0.02)            -             -
   Net realized gains                                    -             -         (0.04)        (0.05)            -             -
                                                  --------      --------      --------      --------      --------      --------
   Total dividends and distributions                 (0.74)        (0.87)        (0.87)        (0.72)        (0.86)        (0.78)
                                                  --------      --------      --------      --------      --------      --------
   Net change in net asset value per share           (0.09)        (1.06)        (0.90)        (0.60)         0.63          0.37
                                                  --------      --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $   8.35      $   8.44      $   9.50      $  10.40      $  11.00      $  10.37
                                                  ========      ========      ========      ========      ========      ========
TOTAL RETURN (A)                                      7.76%        (2.11%)       (0.29%)        1.15%(b)     14.84%        11.90%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in                $ 39,940      $ 32,059      $ 48,200      $ 44,354      $ 31,675      $ 25,114
Ratios to average net assets:
   Expenses**                                         1.15%         1.15%         1.15%        1.15%(c)       1.15%         1.15%(c)
   Net investment income                              8.99%         8.60%         8.24%        8.25%(c)       7.98%         7.45%(c)
PORTFOLIO TURNOVER RATE                                 14%           19%           19%          14%            32%            4%

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. At any point in time, the Adviser will invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed and asset-backed securities, foreign sovereign and multi-national debt obligations, including obligations of emerging market and developing countries, debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities, and local-currency denominated fixed income securities of issuers located in developed and emerging markets. The Fund may also invest in the securities of the other investment portfolios of the Company or investment companies managed by the Adviser. The Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the U.S. Government Securities Fund, the Mortgage Securities Fund, the High Yield Fund and the Emerging Markets Fund series of the Company (the "underlying funds"). In allocating Fund assets among different investments, the Adviser will attempt to diversify its portfolio by investing directly in the various securities noted above. In order to increase its diversification of assets, the Adviser may invest portions of Fund assets in underlying funds that invest in the securities that the Adviser believes will allow the Fund to achieve its objective. To the extent that the Fund invests in the underlying funds, Contract or Policy Owners will be exposed to the fees of those underlying funds. The investment objective of the Fund may not be changed except by a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Company without a vote of the shareholders.

In evaluating proposed investments for the Fund, the Adviser will seek to enhance the total return on the Fund's portfolio through the active management of: (1) portfolio duration; (2) allocation of investments among the various sectors of the fixed income market; (3) yield curve positioning; and (4) currency exposure. The Adviser will seek to maximize the Fund's total return in terms of U.S. dollars. The Adviser intends to base its investment decisions for the Fund on the continual evaluation of various factors, including: (1) the supply and demand for capital in various capital markets; (2) the shape of the global yield curve; (3) "bottom up" credit analysis of particular issuers, which involves research focused on individual issuers rather than on broad economic trends; (4) relative value between and within global capital markets; and (5) yield spreads among domestic high grade, non-dollar and high yield sectors. Portfolio holdings will be concentrated in areas of the fixed income market which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. There can be no assurance that the Fund will achieve its investment objective.

The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investment grade fixed income securities (including asset-backed and mortgage backed securities), high yield securities and international fixed income securities.

The Fund may invest in any country where the Adviser sees potential for total return. In making international fixed income securities investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund expects to primarily invest in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. The Fund may also invest in lower quality fixed income securities. Investments in these high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of these high yield, high risk investments may be non-performing when purchased. See "Risks of Investing in the Fund-High Yield, High Risk Debt Securities."

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Fund - High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch IBCA ("Fitch").

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV and the NAV of any underlying fund in which the Fund may invest will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. In addition, to the extent that the Fund holds shares of the underlying Funds, the Fund will be subject to the same risks as those Funds. The value of the securities held by a Fund generally fluctuates, based on, among other things, (i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates, (iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (vi) factors affecting the issuer directly, such as management changes or labor relations. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by the Adviser and whose shares are generally offered to the public. These other OFFIT Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

SECURITIES OF NON-U.S. ISSUERS

Most of the assets of the Emerging Markets Fund will be invested in the securities of non-U.S. issuers. Each of the U.S. Government Securities, Mortgage Securities, High Yield and Total Return Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Funds will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of a Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in a Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because each Fund may invest a portion and the Emerging Markets Fund may invest a substantial portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the value of that Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Fund, the risks may include:

     o changes in the relative strength and value of the U.S. dollar or other major currencies and

     o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio

     o that the systems used to purchase and sell Euro-denominated securities may not work

     o uncertainty about how existing financial contracts will be treated after Euro implementation

     o    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and a Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and therefore no return is earned. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit each Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event a Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which a Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additonal Information.

HIGH YIELD, HIGH RISK DEBT SECURITIES

General. The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may invest all or substantially all of their respective assets in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or D by S&P or Fitch). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Fixed Income Debt Securities. Each of the Funds may invest in fixed income debt securities. Changes in market yields will affect a Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

Sovereign Debt Securities. Each of the Funds may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

MORTGAGE SECURITIES

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Mortgage Securities Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Mortgage Securities Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Mortgage Securities Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Mortgage Securities Fund to reinvest at increased interest rates.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association ("GNMA") or the Federal National Mortgage Association ("FHLMC"), such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

CONVERTIBLE SECURITIES

General. Each Fund (other than the U.S. Government Securities and Mortgage Securities Funds) may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value."

To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

HEDGING AND DERIVATIVES

Each Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Currently, each Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. Limitations on the portion of each Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

Each Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions, and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). Each Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and each Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Each Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. No Fund is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that each Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that each Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

To the extent the Funds conduct Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Funds will not be obligated to pursue any of the Hedging and Derivatives strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Funds, especially the U.S. Government Securities Fund, depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Funds tend to decrease. This effect will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the portfolios of the Funds or any individual portfolio security, and to the extent each Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Funds will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Funds are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Funds. Other fixed-income securities in which the Funds may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

NON-DIVERSIFIED FUNDS

Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their respective assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Funds, however, intend to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $15.1 billion in assets and serves as investment adviser to fifteen registered investment company portfolios.


Stephen Blitz, Isaac Frankel and Michael Kennedy serve as the portfolio managers for the Fund. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with OFFITBANK since 1999. From 1994 to 1999, Mr. Frankel was Executive Vice President at Andrew M. Carter & Company, where he developed and implemented a fixed income relative value strategy for endowment and corporate pension accounts. Mr. Kennedy joined OFFITBANK in June 1999 as a portfolio manager and analyst. From 1992 to 1998, he was with Sanwa Securities (USA) Co., L.P., first as Government Trader, Vice President, and later as Proprietary Trader, Vice President.


The advisory fee paid by the Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2001, after waivers and reimbursements, was 0.05%.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                          OFFIT VIF-TOTAL RETURN FUND

                                               -----------------------------------------------

                                                               SHAREHOLDERS

                                               -----------------------------------------------
Distribution and         -----------------------------------------------   -----------------------------------------------
Shareholder                           PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT
Services
                                  OFFIT Funds Distributor, Inc.                               PFPC Inc.
                                       3200 Horizon Drive                               400 Bellevue Parkway
                                    King of Prussia, PA 19406                           Wilmington, DE 19809

                                 Distributes the Fund's shares.                Handles shareholder services, including
                         -----------------------------------------------     recordkeeping and statements, distribution
                                                                             of dividends and processing of buy and sell
                         -----------------------------------------------                      requests.
Asset                                  INVESTMENT ADVISER                  -----------------------------------------------
Management
                                            OFFITBANK                      -----------------------------------------------
                                       520 Madison Avenue                                     CUSTODIAN
                                     New York, NY 10022-4213
                                                                                        The Bank of New York
                                 Manages the Fund's business and                              ("BONY")
                                     investment activities.                          15 Broad Street, 7th Floor
                         -----------------------------------------------                 New York, NY 10286

Fund                     -----------------------------------------------   Serves as custodian of the assets of the Fund.
Operations                              ADMINISTRATOR AND                  The custodian settles all portfolio trades and
                                      FUND ACCOUNTING AGENT                collect most of the valuation data required for
                                                                           calculating the Fund's net asset value ("NAV").
                                            PFPC Inc.                      -----------------------------------------------
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                          Provides facilities, equipment and personnel
                          to carry out administrative services related
                           to the Fund and calculates the Fund's NAV,
                                  dividends and distributions.
                         -----------------------------------------------

                                               -----------------------------------------------

                                                              BOARD OF DIRECTORS
                                                       Supervises the Fund's activities

                                               -----------------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                             Value of Assets
                  NAV =   -  Value of Liabilities
                          -------------------------------
                             Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends of substantially all of its net investment income annually and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.

In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    Positive means that a rating may be raised.
     o    Negative means that a rating may be lowered.
     o    Stable means that a rating is not likely to change.
     o    Developing means a rating may be raised or lowered.
     o    N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


HEDGING AND DERIVATIVES

         Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

         If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

OFFICERS AND DIRECTORS                    INVESTMENT ADVISERS
F. Daniel Prickett                        OFFITBANK
Chairman of the Board, President and      520 Madison Avenue
Director                                  New York, NY  10022-4213

Edward J. Landau                          David J. Greene & Company, LLC
Director                                  599 Lexington Avenue
                                          New York, NY 10022
The Very Reverend James Parks Morton      (DJG Value Equity Fund)
Director

Steven M. Peck
Director


Vincent M. Rella
Secretary & Treasurer
                                          DISTRIBUTOR
                                          OFFIT Funds Distributor, Inc.
                                          3200 Horizon Drive
                                          King of Prussia, PA 19406

                                          CUSTODIAN
                                          The Bank of New York
                                          15 Broad Street, 7th Floor
                                          New York, NY  10286

                                          LEGAL COUNSEL
                                          Kramer Levin Naftalis & Frankel LLP
                                          919 Third Avenue
                                          New York, NY  10022

                                          ADMINISTRATOR; TRANSFER AND DIVIDEND
                                          DISBURSING AGENT
                                          PFPC Inc.
                                          400 Bellevue Parkway
                                          Wilmington, DE  19809

                                          INDEPENDENT AUDITORS
                                          KPMG LLP
                                          757 Third Avenue
                                          New York, NY 10017

        THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED
         INTO THE PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.

================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.


                                PRIVACY STATEMENT
================================================================================


The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Company (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------



         The Company's Investment Company Act File number is 811-08640.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.




                   OFFIT VIF - U.S. GOVERNMENT SECURITIES FUND






The OFFIT Variable Insurance Fund, Inc. (the "Company") is an open-end, management investment company comprised of six separate, no-load investment portfolios. This Prospectus contains information relating only to the OFFIT VIF
- U.S. Government Securities Fund (the "Fund").


Shares of the Fund are sold by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor") to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of one or more of the Company's Funds in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


                                   PROSPECTUS


                                 APRIL 25, 2002



LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
A look at goals, strategies,                FUND DESCRIPTION
risks and financial history.                Investment Objective.............................................3
                                            Principal Investment Strategies..................................3
                                            Principal Risk Factors...........................................3
                                            Prior Performance................................................4
                                            Financial Highlights.............................................6
                                            Investment Objective and Principal Strategies....................7
                                            Risks of Investing in the Fund...................................9

Details on the management                   MANAGEMENT OF THE FUND
and operations of the Fund.                 Investment Adviser..............................................16
                                            Service Provider Chart..........................................18

Policies and instructions for               SHAREHOLDER INFORMATION
opening, maintaining and                    Pricing of Fund Shares..........................................19
closing an account in the                   Purchase of Fund Shares.........................................19
Fund.                                       Redemption of Fund Shares.......................................20
                                            Shareholder Services............................................20
                                            Dividends and Distributions.....................................20
                                            Taxes...........................................................20
                                            Shareholder Communications......................................21
                                            Performance Information.........................................21

                                            Appendix A: Description of Securities Ratings..................A-1
                                            Appendix B: Hedging and Derivatives............................B-1

                                            FOR MORE INFORMATION................................see back cover

                   OFFIT VIF - U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective through the active management of portfolio duration and sector allocation and by investing, under normal circumstances, at least 80% of its net assets in U.S. Government Securities (as defined in this Prospectus). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Fitch IBCA, or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by OFFITBANK (the "Adviser"), including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS

o    Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is subject to interest rate risk. Rising interest rates could cause the prices of debt securities to decrease and falling rates could cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total return for the Fund for the last two calendar years and provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indicator of how the Fund will perform in the future.

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN

2000          2001
12.02%        6.52%


Since the Fund commenced investment operations (April 1, 1999), the highest calendar quarter total return for the Fund was 5.00% (quarter ended September 30, 2001) and the lowest calendar quarter total return was (1.00%) (quarter ended December 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one year and since inception compare with the Merrill Lynch 5 Year U.S. Treasury Index for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                                         Average Annual Total Returns
                                                                    1 Year                Since Inception
                                                                    -------               ---------------
Fund Shares*.........................................               6.52%                      6.39%

Merrill Lynch 5 Year U.S. Treasury Index.............               7.50%                      6.46%

*The Fund commenced operations on August 24, 1998 and continued through September 25, 1998 and recommenced operations on April 1, 1999.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total return in the table represents the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2001 has been audited by KPMG LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 2001, which is available without charge upon request. The financial statements for the Fund for the year ended December 31, 2000 were audited by Ernst & Young LLP, whose report expressed an unqualified opinion on those statements. The financial statements for the Fund for the periods prior to December 31, 2000 were audited by PricewaterhouseCoopers LLP, whose reports expressed unqualified opinions on those statements.


                                                                                             FOR THE PERIOD        FOR THE PERIOD
                                                                                              APRIL 1, 1999       AUGUST 24, 1998*
                                                  FOR THE YEAR ENDED   FOR THE YEAR ENDED        THROUGH              THROUGH
                                                   DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999**   SEPTEMBER 25, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $   10.92           $    9.94            $   10.00         $   10.00(d)
                                                        ---------           ---------            ---------         ---------
   Net investment income                                     0.49                0.36                 0.34                 -
   Net realized and unrealized gains (loss)                  0.22                0.84                (0.40)             0.23
                                                        ---------           ---------            ---------         ---------
   Total income (loss) from investment
   operations                                                0.71                1.20                (0.06)             0.23
                                                        ---------           ---------            ---------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                    (0.46)              (0.22)                   -                 -
   Net realized gains                                       (0.01)                  -                    -                 -
                                                        ---------           ---------            ---------         ---------
   Total dividends and distributions                        (0.47)              (0.22)                   -                 -
                                                        ---------           ---------            ---------         ---------
   Net change in net asset value per share                   0.24                0.98                (0.06)             0.23
                                                        ---------           ---------            ---------         ---------
NET ASSET VALUE, END OF PERIOD                          $   11.16           $   10.92            $    9.94         $   10.23
                                                        =========           =========            =========         =========
TOTAL RETURN (A)                                             6.52%              12.02%               (0.60%)(b)         2.30%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in thousands)           $  40,714           $  36,486            $  17,332         $       -
Ratios to average net assets:
   Expenses***                                               0.60%               0.60%                0.60%(c)          0.60%(c)
   Net investment income                                     4.69%               5.81%                5.08%(c)          4.04%(c)
PORTFOLIO TURNOVER RATE                                       244%                538%                 130%              107%

*    Commencement of operations.
** The OFFIT VIF - U.S. Government Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. Government Securities (as defined below). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, and in other fixed income securities as described below. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (i) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (ii) obligations, including mortgage-backed securities, issued or guaranteed by agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "U.S. Government Securities").

The agencies and instrumentalities that issue U.S. Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping." The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. See "Non-Primary Investment Strategies and Related Risks-Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations" in the Statement of Additional Information.

At any given time, there is a relationship between the yield of a particular U.S. Government

Security and its maturity. This is called the "yield curve." Since U.S. Government Securities are assumed to have relatively low credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e., has a positive slope), the relationship between yield and maturity for some U.S. Government stripped securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding.

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. Any guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-related (including mortgage-backed) securities, representing participation interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. As described below with respect to the Mortgage Securities Fund, mortgaged-backed securities generally provide monthly payments which are, in effect, a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The yield on mortgage-backed securities is based on the prepayment rates experienced over the life of the security, which tend to increase during periods of falling interest rates. The Fund may also invest in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through certificates. Only CMOs issued or guaranteed by agencies or instrumentalities of the U.S. Government will be included for purposes of the Fund's policy of investing 80% of its net assets in U.S. Government Securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. For a further description of CMOs, see the Mortgage Securities Fund below.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Adviser seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investments reflects the Adviser's view of relative value within and among market sectors. The Adviser manages duration and maturity to take advantage of interest rates and yield curve trends.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or Fitch, or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The obligations of foreign governmental entities and supranational issuers have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.



RISKS OF INVESTING IN THE FUND

GENERAL

The Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, based on, among other things, (i) interest rate movements and, for debt securities, their duration, (ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates, (iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and (vi) factors affecting the issuer directly, such as management changes or labor relations. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. There is no assurance that the Fund will achieve its investment objective.

The Fund is generally managed in a style similar to other open-end investment companies which are managed by the Adviser and whose shares are generally offered to the public. These other OFFIT Funds may, however, employ different investment practices and may invest in securities different from those in which the Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK

The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. To the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments.

SECURITIES OF NON-U.S. ISSUERS

A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of the Fund, and investment techniques in which the Fund may engage involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Fund, the risks may include:

     o changes in the relative strength and value of the U.S. dollar or other major currencies and

     o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio

     o that the systems used to purchase and sell Euro-denominated securities may not work

     o uncertainty about how existing financial contracts will be treated after Euro implementation

     o    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Market Characteristics; Differences in Securities Markets. The securities markets in many of the countries in which the Fund may invest generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain Investment Company Act of 1940, as amended ("1940 Act") provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and emerging market countries in particular, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and therefore no return is earned. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund, to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the SEC are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

Foreign Taxes. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "Taxes" below and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

SHORT SALES

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is permitted to engage in short sales only with respect to securities related to those in its portfolio. The Adviser therefore expects that if the price of the securities the Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.


HEDGING AND DERIVATIVES

The Fund may be authorized to use a variety of investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A to this Prospectus.

The Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.


To the extent the Fund conducts Hedging and Derivatives activities outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

The Fund will not be obligated to pursue any of the Hedging and Derivatives strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives strategies including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.

NON-DIVERSIFIED FUNDS

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified Fund. The Fund, however, intends to comply with the diversification requirements imposed by the Code with respect to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund's investment adviser is OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. OFFITBANK manages the Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $15.1 billion in assets and serves as investment adviser to fifteen registered investment company portfolios.


Stephen Blitz, Isaac Frankel and Michael Kennedy serve as the portfolio managers for the Fund. Mr. Blitz is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1989. Mr. Frankel has been associated with OFFITBANK since 1999. From 1994 to 1999, Mr. Frankel was Executive Vice President at Andrew M. Carter & Company, where he developed and implemented a fixed income relative value strategy for endowment and corporate pension accounts. Mr. Kennedy joined OFFITBANK in June 1999 as a portfolio manager and analyst. From 1992 to 1998, he was with Sanwa Securities (USA) Co., L.P., first as Government Trader, Vice President, and later as Proprietary Trader, Vice President.


The advisory fee paid by the Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2001, after waivers and reimbursements, was 0.32%.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they had entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction closed on September 1, 2001. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

The following chart shows the Company's other service providers and includes their addresses and principal activities.

                   OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND

                                               -----------------------------------------------

                                                               SHAREHOLDERS

                                               -----------------------------------------------
Distribution and         -----------------------------------------------   -----------------------------------------------
Shareholder                           PRINCIPAL DISTRIBUTOR                                TRANSFER AGENT
Services
                                  OFFIT Funds Distributor, Inc.                               PFPC Inc.
                                       3200 Horizon Drive                               400 Bellevue Parkway
                                    King of Prussia, PA 19406                           Wilmington, DE 19809

                                 Distributes the Fund's shares.                Handles shareholder services, including
                         -----------------------------------------------     recordkeeping and statements, distribution
                                                                             of dividends and processing of buy and sell
                         -----------------------------------------------                      requests.
Asset                                  INVESTMENT ADVISER                  -----------------------------------------------
Management
                                            OFFITBANK                      -----------------------------------------------
                                       520 Madison Avenue                                     CUSTODIAN
                                     New York, NY 10022-4213
                                    Supervises the management                            The Bank of New York
                                   of the Fund's business and                                  ("BONY")
                                     investment activities.                          15 Broad Street, 7th Floor
                         -----------------------------------------------                 New York, NY 10286

Fund                     -----------------------------------------------   Serves as custodian of the assets of the Fund.
Operations                              ADMINISTRATOR AND                  The custodian settles all portfolio trades and
                                      FUND ACCOUNTING AGENT                collect most of the valuation data required for
                                                                           calculating the Fund's net asset value ("NAV").
                                            PFPC Inc.                      -----------------------------------------------
                                      400 Bellevue Parkway
                                      Wilmington, DE 19809

                          Provides facilities, equipment and personnel
                          to carry out administrative services related
                           to the Fund and calculates the Fund's NAV,
                                  dividends and distributions.
                         -----------------------------------------------

                                               -----------------------------------------------

                                                              BOARD OF DIRECTORS
                                                       Supervises the Fund's activities

                                               -----------------------------------------------

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                              Value of Assets
                  NAV =    -  Value of Liabilities
                           -------------------------------
                              Number of Outstanding Shares

The Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday on each day that the New York Stock Exchange (the "Exchange") is open. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

Foreign and domestic equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by the Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by the Fund trade on days when the Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's NAV on each day on which the Exchange is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's NAV per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's NAV per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF FUND SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the NAV per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

SHAREHOLDER SERVICES

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company offered through the Account on the basis of their respective NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends of substantially all of its net investment income annually and will distribute its net capital gains, if any, at least annually. The Fund will inform shareholders of the amount and nature of all such income or gains.

Any income and capital gains distributions are paid in the form of additional shares of the Fund.

TAXES

The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent auditors. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula.

Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Kiplinger's, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The SEC's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

"Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    Positive means that a rating may be raised.
     o    Negative means that a rating may be lowered.
     o    Stable means that a rating is not likely to change.
     o    Developing means a rating may be raised or lowered.
     o    N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


HEDGING AND DERIVATIVES

         The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The Fund may be unable or limited in its ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.

         A detailed discussion of Hedging and Derivatives follows below. The Fund is not obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         The Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, the Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange- listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." The Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non- speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations;
(2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         The Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a

Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of many Hedging and Derivatives by the Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

OFFICERS AND DIRECTORS                   INVESTMENT ADVISERS
F. Daniel Prickett                       OFFITBANK
Chairman of the Board, President and     520 Madison Avenue
Director                                 New York, NY  10022-4213

Edward J. Landau                         David J. Greene & Company, LLC
Director                                 599 Lexington Avenue
                                         New York, NY 10022
The Very Reverend James Parks Morton     (DJG Value Equity Fund)
Director

Steven M. Peck
Director


Vincent M. Rella
Secretary & Treasurer
                                         DISTRIBUTOR
                                         OFFIT Funds Distributor, Inc.
                                         3200 Horizon Drive
                                         King of Prussia, PA 19406

                                         CUSTODIAN
                                         The Bank of New York
                                         15 Broad Street, 7th Floor
                                         New York, NY  10286

                                         LEGAL COUNSEL
                                         Kramer Levin Naftalis & Frankel LLP
                                         919 Third Avenue
                                         New York, NY  10022

                                         ADMINISTRATOR; TRANSFER AND DIVIDEND
                                         DISBURSING AGENT
                                         PFPC Inc.
                                         400 Bellevue Parkway
                                         Wilmington, DE  19809

                                         INDEPENDENT AUDITORS
                                         KPMG LLP
                                         757 Third Avenue
                                         New York, NY 10017

        THE FOLLOWING DOES NOT CONSTITUTE PART OF AND IS NOT INCORPORATED
         INTO THE PROSPECTUS OF THE OFFIT VARIABLE INSURANCE FUND, INC.


================================================================================

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                          OFFIT FUNDS DISTRIBUTOR, INC.


                                PRIVACY STATEMENT

================================================================================

The OFFIT Variable Insurance Fund, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our clients. The Fund is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Fund's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Fund may change this policy periodically. If the Fund does, the Fund will notify you.

The Fund limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Fund may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Fund and the Fund's affiliates.

The law permits us to share, and the Fund will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Fund has your consent, the Fund will not share your personal information except as permitted by law.

The Fund emphasizes to our employees the confidential nature of client information and the high level of importance the Fund places on maintaining confidentiality. The Fund restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. To the extent that the Fund outsources processing functions and support services to unaffiliated third parties, the Fund limits the information available to them to information necessary or appropriate to offer such processing and support services. The Fund requires that these third parties hold the information the Fund provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Fund is committed to keeping your nonpublic personal information secure. The Fund is satisfied that all Fund service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                                  P.O. BOX 8701
                           WILMINGTON, DELAWARE 19809
                                 1-800-618-9510

Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Company may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:15 A.M. TO 6:00 P.M. (EST)

--------------------------------------------------------------------------------




         The Company's Investment Company Act File number is 811-08640.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510


                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                           OFFIT VIF-TOTAL RETURN FUND


                                 April 25, 2002



The OFFIT Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund comprised of six portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFIT VIF-High Yield Fund, OFFIT VIF-Emerging Markets Bond Fund, OFFIT VIF-DJG Value Equity Fund, OFFIT VIF-U.S. Government Securities Fund, OFFIT VIF-U.S. Small Cap Fund, OFFIT VIF-Total Return Fund,. This Statement of Additional Information ("SAI") provides information about the Company applicable to the OFFIT VIF-Total Return Fund (the "Fund"). This information is in addition to the information that is contained in the Fund's Prospectus dated April 25, 2002.

This SAI is not a prospectus. The Fund's Prospectus may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. The SAI should be read in conjunction with the Fund's Prospectus dated April 25, 2002 and the Company's Annual Report dated December 31, 2001, which is hereby incorporated by reference.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

ORGANIZATION AND CLASSIFICATION...............................................3
NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS...........................3
FUNDAMENTAL INVESTMENT POLICIES..............................................13
NON-FUNDAMENTAL INVESTMENT POLICIES..........................................14
MANAGEMENT OF THE COMPANY....................................................15
INVESTMENT ADVISER...........................................................18
DISTRIBUTOR..................................................................19
ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES........19
COUNSEL......................................................................20
INDEPENDENT AUDITORS.........................................................21
PORTFOLIO TRANSACTIONS.......................................................22
PURCHASE OF SHARES...........................................................22
REDEMPTION OF SHARES.........................................................22
PERFORMANCE CALCULATIONS.....................................................22
ADDITIONAL INFORMATION CONCERNING TAXES......................................24
GENERAL INFORMATION..........................................................28
FINANCIAL STATEMENTS.........................................................29


--------------------------------------------------------------------------------








3
-----------------------------3


24
FINANCIAL STATEMENTS.........................................................25

























4
------------------4

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

The Fund may invest directly in the markets and securities described in the prospectus, or indirectly through investing in the other investment portfolios of the OFFIT Investment Fund, Inc. and the Company, including the OFFIT U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the OFFIT Mortgage Securities Fund (the "Mortgage Securities Fund"), the OFFIT VIF-High Yield Fund (the "High Yield Fund") and the OFFIT VIF-Emerging Markets Bond Fund (the "Emerging Markets Bond Fund") (collectively, the "Funds" and each individually, a "Fund"). Information concerning the Fund's investment objective is set forth in the Fund's Prospectus under the heading "Investment Objective and Principal Strategies." There can be no assurance that the Fund will achieve its objective. The principal features of the Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

BRADY BONDS

Each Fund, except the U.S. Government Securities and Mortgage Securities funds, may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary

Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Funds may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each Fund, except the U.S. Government Securities and Mortgage Securities Funds, may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

STRUCTURED PRODUCTS

Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."



DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, a Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities in accordance with their respective investment objectives and policies. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

MORTGAGE-RELATED SECURITIES

The Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.



WARRANTS OR RIGHTS

Warrants or rights may be acquired by Funds, except the U.S. Government Securities and Mortgage Securities Funds, in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants is typically much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile instruments than the underlying securities and my offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

SECURITIES LOANS, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Funds will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Funds may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

UNITED STATES GOVERNMENT OBLIGATIONS

Each Fund will invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

The Funds will not purchase securities which the Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Funds' investments, the effect may be to reduce the income received by the Funds on such investments.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

Each Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

OTHER INVESTMENT COMPANIES

Pursuant to an exemptive order from the SEC, the Fund may purchase shares of any existing or future series of the Company. The Fund currently intends to invest all or a portion of its assets in shares of the underlying funds only. Allocations of the Fund's assets among underlying funds will be made in accordance with the Fund's investment objective. The underlying funds in which the Fund may presently invest along with their respective investment objectives are listed below:


     (1) OFFIT U.S. GOVERNMENT SECURITIES FUND: The investment objective of the U.S. Government Securities Fund is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total net assets, plus the amount of any borrowing for investment purposes, in U.S. Government Securities. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Ratings Group or Fitch IBCA, or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser.

     (2) OFFIT MORTGAGE SECURITIES FUND: The investment objective of the Mortgage Securities Fund is to maximize total return from a combination of investment income and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total net assets, plus the amount of any borrowing for investment purposes, in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future.

     (3) OFFIT VIF-HIGH YIELD FUND: The investment objective of the High Yield Fund is high current income. Capital appreciation is a secondary objective. The Fund invests, under normal circumstances, at least 80% of its total net assets, plus the amount of any borrowing for investment purposes, in U.S. corporate fixed income securities that are rated below investment grade.

     (4) OFFIT VIF-EMERGING MARKETS BOND FUND: The Emerging Markets Bond Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total net assets, plus the amount of any borrowing for investment purposes, in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities.


The Fund reserves the right to invest up to 10% of its total assets in the securities of investment companies other than the underlying funds ("unaffiliated funds"). The Fund may not invest more than 5% of its total assets in the securities of any one unaffiliated fund or acquire more than 3% of the voting securities of any unaffiliated fund. The Fund does not intend to invest in unaffiliated funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the unaffiliated fund or any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by unaffiliated funds in which it invests in addition to the advisory fee paid by the Fund.

U.S. MUNICIPAL SECURITIES

In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

ILLIQUID SECURITIES

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.




FUTURE DEVELOPMENTS

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

     1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of a Fund's total assets and (b) a Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

     3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

     4) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     5) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

     6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extent permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by the Fund; and

     9)   issue senior securities.

For purposes of determining whether the limitation discussed in restriction number 1 above is met, the Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation in a SIC by SIC basis.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

     1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     2) sell securities short (except for short positions in a futures contract or forward contract);

     3) invest for the purpose of exercising control over management of any company;

     4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     6) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     7) invest in puts, calls straddles or spreads, except as described in (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS


The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                            TERM OF OFFICE(1) AND                                        COMPLEX*
NAME, (AGE), ADDRESS AND       LENGTH OF TIME         PRINCIPAL OCCUPATION(S)            OVERSEEN      OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY           SERVED               DURING PAST 5 YEARS             BY DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)           Since 1993            Of Counsel, Wolf, Block              15             Director, Revlon
Director                                              Schorr and Solis-Cohen,                             Group Inc., Revlon
   250 Park Avenue                                    LLP (2/1/98-present);                               Consumer Products
   New York, NY 10177                                 Member, Lowenthal,                                  Inc., Pittsburgh
                                                      Landau, Fischer & Bring,                            Annealing Box and
                                                      P.C (1960-1/31/98).                                 Clad Metals Inc.
------------------------------------------------------------------------------------------------------------------------------------
The Very Reverend James         Since 1993            President, Interfaith Center        15                    N/A
Parks Morton N/A (76)                                 of New York (1/1/98-
Director                                              present); formerly Dean of
  40 East 30th Street                                 Cathedral of St. John the
  New York, New York                                  Divine (1972-1996).
  10016
------------------------------------------------------------------------------------------------------------------------------------
Stephen M. Peck (66)            Since 1999            Partner, The Torrey Funds           15              Director,
Director                                              (1/1/02-present); General                           Fresenius Medical Care
   505 Park Avenue                                    Partner, Wilderness                                 Advance Auto Parts,
   New York, New York                                 Parners, L.P. (1989 to                              Inc., Banyan Strategic
   10022                                              present).                                           Realty, Canarc
                                                                                                          Resource, Inc., Boston
                                                                                                          Life Sciences Inc.,
                                                                                                          Brown Simpson
                                                                                                          Advisory Board.
------------------------------------------------------------------------------------------------------------------------------------



                                       18




                                            INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2) (56)       Since 2001           Chief Executive Officer,            15             Director, Arts and
Chairman of the Board,                                OFFITBANK (2001-                                   Sciences Council,
President, and Director                               present). Founder and                              Charlotte, NC.
   520 Madison Avenue                                 group executive of Private
   New York, NY 10022                                 Capital Management, First
                                                      Union Corporation (1995-
                                                      2001).
------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
------------------------------------------------------------------------------------------------------------------------------------



                                       19

----------------------------------------------------------------------------------------------------------------------------

Vincent M. Rella (49)             Since 1999           Managing Director,                 N/A                N/A
 Treasurer                                             OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022

----------------------------------------------------------------------------------------------------------------------------



*For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance
 Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.


COMMITTEES
The Board has a Nominating Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

The Board has an Executive Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Executive Committee.

The Board has an Audit Committee, comprised of comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended December 31, 2001, there were two meetings of the Audit Committee.

The Board has a Pricing Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Pricing Committee has oversight responsibility for, among other things, determining and monitoring the value of the Company's assets. During the fiscal year ended December 31, 2001, there were no meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES
                                                                                    OVERSEEN BY DIRECTOR WITHIN THE
NAME OF DIRECTOR                            DOLLAR RANGE OF EQUITY SECURITIES       FAMILY OF INVESTMENT COMPANIES
                                            IN THE FUND
---------------------------------------    ------------------------------------ -- ---------------------------------
INTERESTED DIRECTORS
F. Daniel Prickett                                         None                                   None

DISINTERESTED DIRECTORS
Edward J. Landau                                           None                              over $100,000

The Very Reverend James
Parks Morton                                               None                                   None

Stephen M. Peck                                            None                                   None

With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.

DIRECTOR COMPENSATION
The following table shows the compensation paid by the Company to the Directors for 2001.



                                                                                                    TOTAL COMPENSATION
                                       AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL     FROM REGISTRANT
                                      COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON      AND FUND COMPLEX*
          NAME OF PERSON             FROM REGISTRANT    PART OF FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS
        ------------------         ------------------  -----------------------  -----------------   --------------------
INTERESTED DIRECTORS
Dr. Wallace Mathai-Davis(1)                 $0                    $0                     $0                  $0
F. Daniel Prickett(2)                       $0                    $0                     $0                  $0

DISINTERESTED DIRECTORS
Edward J. Landau                          $6,000                  $0                     $0                $23,500

The Very Reverend James Parks             $6,000                  $0                     $0                $23,500
Morton

Stephen M. Peck                           $6,000                  $0                     $0                $23,500



(1)  Resigned effective January 8, 2002

(2)  Became a Director effective January 8, 2002.


* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.


The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended. The Directors are also reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.



INVESTMENT ADVISER

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). OFFITBANK is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.




The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive an advisory fee from the Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. The advisory fee paid by the Fund is only with respect to that portion of the Fund's assets invested directly in stocks, bonds, and other instruments. The Adviser will waive its fee with respect to the portion of the Fund's assets invested in the underlying funds. To the extent that the Fund invests in the underlying funds, the Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying funds and the investment returns of the Fund will be net of the expenses of the underlying funds.

The investment advisory agreements for the underlying funds provide that, as compensation for services, the Adviser is entitled to receive from each underlying fund a monthly fee at the following annual rates based upon the average daily net assets of the underlying fund: 0.85% for the first $200,000,000 of assets and 0.75% for amounts in excess thereof in the case of the OFFIT VIF-High Yield Fund, 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the OFFIT VIF-Emerging Markets Bond Fund, and 0.35% of the average daily net assets of the OFFIT U.S. Government Securities and OFFIT Mortgage Securities Funds. The investment advisory fee for each underlying fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.


The Advisory Agreement was most recently reapproved by the Board of Directors on June 14, 2001. In reapproving the Advisory Agreement, the Board of Directors considered the following factors: the requirements of the Fund in the areas of investment supervisory and administrative services, the quality of the Adviser's services, the fees paid for the investment advisory services, other services to be provided that are not covered in the Advisory Agreement, the total expenses of the Fund, the willingness of the Adviser to waive any portion of its fees, the profitability of the Adviser, the extent to which the Adviser receives benefits from soft dollars and other service benefits, the capabilities and financial condition of the Adviser, the current conditions and trends prevailing in the economy and the historical relationship between the Fund and the Adviser.

For the fiscal years ended December 31, 1999, December 31, 2000 and December 31,

2001 the Adviser earned fees of $8,555, $13,800 and $16,741 and waived fees of $8,555, $13,800 and $15,755 respectively.



REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in the Fund's Prospectus without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser was prohibited from performing the services described in the Fund's Prospectus, it is expected that the Company's Board of Directors would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc. with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY
SERVICES

PFPC Inc. ("PFPC") performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK or by The Bank of New York ("BONY") in its capacity as custodian of the Fund. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate ..125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.


For the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001, PFPC earned and waived fees of $16,337, $2,156 and $ 2,616 respectively, with respect to the Fund.


In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.


BONY serves as the Fund's custodian pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 15 Broad Street, 7th Floor, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of the Fund; (2) hold and disburse portfolio securities on account of the Fund; (3) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Fund's operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Fund as may be agreed upon from time to time.



OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT AUDITORS


KPMG LLP, whose address is 757 Third Avenue, New York, NY serve as the independent auditors for the Funds and will render an opinion on the Fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.



PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.


For the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 the Fund paid no brokerage commissions.





PURCHASE OF SHARES

For information pertaining to the manner in which shares of the Fund are offered to the public, see "Purchase of Fund Shares" in the Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.


PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

         P (1+T)n = ERV

Where:        P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [( ERV ) - 1]
                                          ---
                                            P

In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

              Yield = 2 [ ( a-b +1)6 - 1]
                            --- cd

Where:        a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during
                     the period that were entitled to receive dividends.
              d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.


The following table sets forth the average annual total returns for the Fund for year ended December 31, 2001.
                                                            Total Return Fund
                                                            -----------------
     One Year............................................         7.10%
     Since Inception (June 30, 1998)......................        4.14%

The 30-day yield for the Fund for the period ended December 31, 2001 was 3.68%. The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.


Performance information presented for the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if the Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to the RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Fund will take into account its proportionate share of the assets of the Fund in determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.


Straddle and constructive sale rules:

The straddle rules defer losses and could alter the character of a Fund portfolio's capital gains and losses between short-term and long-term treatment. In this regard, the straddle rules defer losses to the extent of corresponding unrealized gains in certain offsetting positions; prevent the conversion of short-term capital gains into long-term capital gains by either recharacterizing long-term capital gains as short-term capital gains or recharacterizing short-term capital losses as long-term capital losses; or by suspending or terminating, and forcing the recommencement of holding periods on positions related to positions of a straddle.1 Similarly, certain transactions effectively insulating a Fund portfolio from substantially all risk of loss and all opportunity for gain in appreciated financial position ("AFPs") could be treated as constructive sales of those positions for federal income tax purposes.2 Under these rules, short sales, swap contracts, forward or futures contracts to sell an appreciated AFP,3 or one or more other transactions that have substantially the same effect as those transactions as determined under regulations are generally treated as "constructive sales" for this purpose.4 A Fund portfolio that owns an AFP that enters into such a transaction generally recognizes gain for tax purposes prior to the recognition of gain for generally accepted accounting purposes. With these considerations in mind, we recommend that the following paragraphs be added to each Fund's SAI, immediately after the discussion regarding Fund portfolio derivative transactions deemed subject to treatment under Section 1256 of the Code:

         Generally, hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. Because only limited administrative guidance implementing the straddle rules have been promulgated to date, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more elections available under the Code which are applicable to straddles. If a Fund makes any of such elections, the amount, character, and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased as compared to a taxpayer that did not engage in such hedging transactions.
         Section 1259 of the Code causes certain hedging transactions to be treated as "constructive sales." In general, if a Fund enters into such hedging transactions with respect to appreciated financial positions in stock or certain debt obligations, the Fund will be treated as if it had sold and immediately repurchased such positions and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the property.

Segregated asset account investor control considerations:

1 See Sections 1092(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 1092-2T of the Temporary Treasury Regulations.

2 See Section 1259 of the Code. These rules do not apply to loss positions.

3 Contracts for the sale of any stock, debt instrument, or partnership interest that is not a "marketable security" (within the meaning of Section 453(f) of the Code), that settle within a year after the date the contract is entered into), are not constructive sales. See Section 1259(c)(2).

4 See Section 1259(c)(1) of the Code.

A segregated asset account, such as most of the investors owning shares of the Fund portfolios, not only must satisfy the diversification requirements for variable annuity and variable life insurance contracts set forth in Section 817(h) of the Code and the related Treasury Regulations thereunder, but must also meet the investor control principles established by administrative guidance issued by the Internal Revenue Service (the "Service") and the Treasury Department, as well as case law. In issuing its regulations under Section 817(h), the Treasury Department announced that it anticipated issuing further guidance prescribing the circumstances in which a contract owner's control of the investments of a segregated asset account may cause the contract owner, rather than the sponsoring insurance company, to be treated as the owner of the assets of such segregated asset account.5 In the past, the Service has required certain representations in respect of investor control from a policyholder or other issuing insurance company before it would issue an advance ruling that the insurance company, and not the policyholder, owned the assets of the segregated asset account funding a variable annuity or life insurance contract.6 Despite recently issued general administrative guidance issued by the Service with respect to the treatment of an annuity contract for purposes of Sections 403(a) and (b), or as an individual retirement annuity for purposes of Section 408(b),7 the representations in respect of investor control that were required in the past and are generally still being required by the Service in the context of obtaining administrative guidance from the Service are as follows:8

     1. No policyholder should have a legally binding right to require the insurance company or separate account to acquire any particular investment item with premiums or other amounts paid to, or earned by, the insurance company and/or separate account. Furthermore, there should be no

5 See LR-295-84, 52 Fed.Reg. 32,633 (September 15, 1986). See also Ltr. 9851044,
1998 PRL LEXIS 1697 (September 28, 1998); and Ltr. 9748035, 1997 PRL LEXIS 1383
(August 29, 1997). If the contract owner is considered the owner of the assets of the segregated asset account, the contract owner would be taxed currently on the income and gains of the segregated asset account attributable to such owner. See Christofferson v. United States, 749 F.2d 513 (8th Cir. 1984), cert. den., 473 U.S. 905 (1985); Rev. Rul. 81-225, 1981-2 C.B. 13; and Rev. Rul. 82-54,
1982-1 C.B. 11. Although Section 6110(j)(3) of the Code provides that a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and related Treasury Regulations. Cf., Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981).

6 See, e.g., Ltr. 8820046, 1988 PRL LEXIS 469 (February 18, 1988); Ltr. 8427085,
1984 PRL LEXIS 4229 (April 5, 1984); and Ltr. 8335124, 1983 PRL LEXIS 3413 (May
27, 1983).

7 See Rev. Proc. 99-44, 1999-2 C.B. 598, modifying Rev. Rul. 81-225, supra., in which the Service concluded that it will treat an annuity contract for purposes of Sections 403(a) and (b) of the Code or an individual retirement annuity for purposes of Section 408(b) as an annuity contract and will not treat the contract holder as owning the assets associated with the contract, provided the following conditions are met: (1) For a contract that is intended to qualify as an annuity contract for purposes of Sections 403(a) or (b), no additional federal tax liability would have been incurred if the employer of the contract holder had instead paid amounts into a custodial account in an arrangement that satisfied the requirements of Section 403(b)(7)(A); or (2) For a contract that is intended to qualify as an individual retirement annuity for purposes of
Section 408(b), no additional federal tax liability would have been incurred if the consideration for the contract had instead been held as part of a trust that would satisfy the requirements of Section 408(a), except the general account of an insurance company shall be treated as a common investment fund for purposes of satisfying Section 408(a)(5).

8 See Ltr. 200025037, 2000 PRL LEXIS 773 (March 24, 2000), citing to, inter alia., Rev. Proc. 99-44, supra.; Ltr. 8820046, supra.; and Ltr. 8335124, supra.

          prearranged plan between any policyholder and the insurance company and/or the separate account to invest any premiums or other amounts received in any particular investment item. However, policyholders may be informed of the general investment strategy to be followed.

     2. Policyholders will only be permitted to choose among broad investment strategies, such as, for example, stocks, bonds, money market instruments, instruments of financial institutions (e.g., savings and loan associations, banks, and savings banks), instruments of government bodies, U.S. government securities, state government securities, foreign government securities, real property, and commodities.

     3. No policyholder will have any legal, equitable, direct, indirect, or other interest in any specific investment item held by the insurance company and/or the separate account.

     4. A policyholder will only have a contractual claim against the insurance company and/or the separate account for cash as a result of purchasing the insurance contract.

We understand that the aforementioned representations will continue to form the foundation for investor control guidance that the Service and the Treasury Department are in the process of formulating. While the Service and the Treasury Department have already issued a revenue ruling dealing with this subject (after their issuance of regulatory guidance under Section 817(h) of the Code), we understand that additional guidance, while perhaps not imminent, can be expected in the foreseeable future which could impact the overall federal income tax consequences to Fund investors. With these considerations in mind, we recommend that the following paragraphs be added to VIF's SAI, immediately after the discussion regarding the impact of the current regulatory guidance under Section 817(h):

         The Treasury Department has indicated in published statements that it would issue further regulations or rulings addressing the circumstances in which a variable annuity account or variable life insurance account owner's control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known at the present time what standards will be set forth in such regulations or rulings.

         In the event that such rules or regulations were adopted, there can be no assurance that each Fund will be able to operate as currently described in the Fund's prospectus, or that an affected Fund will not have to change its investment objectives or investment policies. Furthermore, each Fund would still be required to comply with the diversification requirements set forth in Section 817(h) of the Code and/or the Regulations set forth thereunder. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of the affected Fund.

                                    * * * * *

GENERAL INFORMATION

The Adviser, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


As of April 4, 2002, the Directors and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:



TOTAL RETURN FUND             NAME AND ADDRESS OF BENEFICIAL OWNER              PERCENTAGE
                                     OFFITBANK Capital                            33.32%*
                                     520 Madison Ave.
                                     New York, NY 10022-4213

                                     Kemper Investors Life                        66.23%*
                                      Insurance Co.
                                     1 Kemper Drive, Bldg. 3 T-1
                                     Long Grove IL 60049



* May be deemed to "control" the Fund as that term is defined under the Securities Act of 1933.



FINANCIAL STATEMENTS

The audited financial statements and the notes thereto for the OFFIT U.S. Government Securities Fund and the OFFIT Mortgage Securities Fund appearing in the most current fiscal year Annual Report to Shareholders of the OFFIT Investment Fund, Inc. are incorporated in this Statement of Additional Information by reference.


The audited financial statements and financial highlights for the Company and the notes thereto appearing in the most current fiscal year Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2001, KPMG LLP, whose report thereon dated February 19, 2002, is also incorporated by reference. The financial statements for the fiscal year ended December 31, 2000 were audited by the Company's prior independent auditors, Ernst & Young LLP, whose report thereon dated February 6, 2001 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (800) 618-9510


                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
      OFFIT VIF-DJG VALUE EQUITY FUND, OFFIT VIF-U.S. GOVERNMENT SECURITIES
         FUND, OFFIT VIF-U.S. SMALL CAP FUND, OFFIT VIF-HIGH YIELD FUND
                    AND OFFIT VIF-EMERGING MARKETS BOND FUND

                                 April 25, 2002


The OFFIT Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund comprised of six portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFIT VIF-DJG Value Equity Fund ("Value Equity Fund"), OFFIT VIF-U.S. Government Securities Fund ("U.S. Government Fund"), OFFIT VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFIT VIF-High Yield Fund ("High Yield Fund"), OFFIT VIF-Emerging Markets Bond Fund ("Emerging Markets Bond Fund") and OFFIT VIF-Total Return Fund ("Total Return Fund").

This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the following portfolios: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund and Emerging Markets Bond Fund (individually, a "Fund" and collectively, the "Funds"). This information is in addition to the information that is contained in the Funds' Prospectuses, each dated April 25, 2002. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund and Emerging Markets Bond Fund are advised by OFFITBANK. The Value Equity Fund is advised by David J. Greene & Company, LLC ("DJ Greene"). As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This SAI is not a prospectus. The Funds' Prospectuses may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19809. This SAI should be read in conjunction with the

Funds' Prospectuses each dated April 25, 2002 and the Company's Annual Report dated December 31, 2001, which is hereby incorporated by reference.








--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE

ORGANIZATION AND CLASSIFICATION................................................4

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS............................4

FUNDAMENTAL INVESTMENT POLICIES...............................................19

NON-FUNDAMENTAL INVESTMENT POLICIES...........................................21

MANAGEMENT OF THE COMPANY.....................................................21

INVESTMENT ADVISER............................................................27

DISTRIBUTOR...................................................................32

ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES.........32

COUNSEL.......................................................................35

INDEPENDENT AUDITORS..........................................................35

PORTFOLIO TRANSACTIONS........................................................35

PURCHASE OF SHARES............................................................37

REDEMPTION OF SHARES..........................................................38

PERFORMANCE CALCULATIONS......................................................38

ADDITIONAL INFORMATION CONCERNING TAXES.......................................40
                                                                              --

GENERAL INFORMATION...........................................................40
                                                                              --

FINANCIAL STATEMENTS..........................................................48
                                                                              --
--------------------------------------------------------------------------------

ORGANIZATION AND CLASSIFICATION

The Company is a non-diversified open-end, management investment company organized as a Maryland corporation on July 1, 1994.

NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

Information concerning each Fund's investment objective is set forth in each Fund's Prospectus under the heading "Investment Objective and Principal Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS


If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK and DJ Greene, as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").


REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

BRADY BONDS


The High Yield and Emerging Markets Bond Funds may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

Each Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.


LOAN PARTICIPATIONS AND ASSIGNMENTS


The High Yield and Emerging Markets Bond Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

STRUCTURED PRODUCTS


The High Yield and Emerging Markets Bond Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Funds invest in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

U.S. MUNICIPAL SECURITIES

With respect to the High Yield Fund, in circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Fund, with the exception of the Value Equity Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). That Fund's custodian will then place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then that Fund may lose the ability to purchase or sell a currency as desired.

MORTGAGE-RELATED SECURITIES

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet that Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES

Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. It is expected that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer at a specific price (the "strike price"). The strike price of warrants is typically much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile instruments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants or rights acquired by a Fund in units or attached to securities may be deemed to be without value. The Value Equity Fund will not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Value Equity Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchanges.

SECURITIES LOANS, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA, which is the highest rating category for corporate or municipal long-term debt given by Standard & Poor's Ratings Group).

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as: (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

Each Fund, with the exception of the Value Equity and U.S. Small Cap Funds may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. A Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, each Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, each Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES

A Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES AND POOLED VEHICLES

Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies (including mutual funds, investment partnerships and other pooled investment vehicles, with respect to the U.S. Small Cap Fund). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by that Fund.


INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. The Company is not responsible for the accuracy or timeliness of this information.

The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy.

The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales(exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth.

Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades. The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.


An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.


FUTURE DEVELOPMENTS

The Funds may, following notice to their shareholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds' investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

FUNDAMENTAL INVESTMENT POLICIES

In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

     1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that, with respect to the Emerging Markets Bond Fund, under normal market conditions, this limitation shall not apply with respect to the purchase of securities of issuers whose primary business activity is in the banking industry;

     2) borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% (30% with respect to the U.S. Small Cap Fund and 25% with respect to the U.S. Government Fund) of the value of a Fund's total assets and
          (b) a Fund (except the U.S. Government Fund) will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets;

     3) invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid;

     4) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     5) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

     6) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     7) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     8) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization or to the extend permitted under applicable regulations and SEC interpretations of the 1940 Act or an exemptive order received by a Fund; and

     9)   issue senior securities.

For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

2) sell securities short (except for short positions in a futures contract or forward contract);

3) invest for the purpose of exercising control over management of any company;

4) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

6) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

7) invest in puts, calls straddles or spreads, except as described in (6) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                            TERM OF OFFICE(1) AND                                        COMPLEX*
NAME, (AGE), ADDRESS AND       LENGTH OF TIME         PRINCIPAL OCCUPATION(S)            OVERSEEN       OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY           SERVED               DURING PAST 5 YEARS             BY DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Landau (72)           Since 1993            Of Counsel, Wolf, Block              15             Director, Revlon
Director                                              Schorr and Solis-Cohen,                             Group Inc., Revlon
   250 Park Avenue                                    LLP (2/1/98-present);                               Consumer Products
   New York, NY 10177                                 Member, Lowenthal,                                  Inc., Pittsburgh
                                                      Landau, Fischer & Bring,                            Annealing Box and
                                                      P.C (1960-1/31/98).                                 Clad Metals Inc.
------------------------------------------------------------------------------------------------------------------------------------
The Very Reverend James         Since 1993            President, Interfaith Center        15                    N/A
Parks Morton N/A (76)                                 of New York (1/1/98-
Director                                              present); formerly Dean of
  40 East 30th Street                                 Cathedral of St. John the
  New York, New York                                  Divine (1972-1996).
  10016
------------------------------------------------------------------------------------------------------------------------------------




                                       22

]

------------------------------------------------------------------------------------------------------------------------------------
Stephen M. Peck (66)            Since 1999            Partner, The Torrey Funds           15              Director,
Director                                              (1/1/02-present); General                           Fresenius Medical Care
   505 Park Avenue                                    Partner, Wilderness                                 Advance Auto Parts,
   New York, New York                                 Parners, L.P. (1989 to                              Inc., Banyan Strategic
   10022                                              present).                                           Realty, Canarc
                                                                                                          Resource, Inc., Boston
                                                                                                          Life Sciences Inc.,
                                                                                                          Brown Simpson
                                                                                                          Advisory Board.
------------------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
F. Daniel Prickett(2) (56)       Since 2001           Chief Executive Officer,            15             Director, Arts and
Chairman of the Board,                                OFFITBANK (2001-                                   Sciences Council,
President, and Director                               present). Founder and                              Charlotte, NC.
   520 Madison Avenue                                 group executive of Private
   New York, NY 10022                                 Capital Management, First
                                                      Union Corporation (1995-
                                                      2001).
------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
------------------------------------------------------------------------------------------------------------------------------------


                                       23

------------------------------------------------------------------------------------------------------------------------------------
Vincent M. Rella (49)             Since 1999           Managing Director,               N/A                       N/A
 Treasurer                                             OFFITBANK.
 Secretary
  520 Madison Avenue
  New York, NY  10022
------------------------------------------------------------------------------------------------------------------------------------





*For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance
 Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.

(1) Each Director and officer shall hold office until his successor shall have been elected and qualified.

(2) Mr. Prickett is an Interested Director as a result of his employment with OFFITBANK, the Company's investment adviser.

COMMITTEES
The Board has a Nominating Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

The Board has an Executive Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. During the fiscal year ended December 31, 2001, there were no meetings of the Executive Committee.

The Board has an Audit Committee, comprised of comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended December 31, 2001, there were two meetings of the Audit Committee.

The Board has a Pricing Committee, comprised of Messrs. Landau, Peck and The Very Reverend James Parks Morton. The Pricing Committee has oversight responsibility for, among other things, determining and monitoring the value of the Company's assets. During the fiscal year ended December 31, 2001, there were no meetings of the Pricing Committee.

SECURITY AND OTHER INTERESTS
The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2001.




                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES
                                              DOLLAR RANGE OF EQUITY                OVERSEEN BY DIRECTOR WITHIN THE
NAME OF DIRECTOR                              SECURITIES IN EACH FUND               FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
F. Daniel Prickett                                     None                                       None

DISINTERESTED DIRECTORS                      High Yield Fund - over $100,000                 over $100,000
Edward J. Landau

The Very Reverend James                                None                                       None
Parks Morton

Stephen M. Peck                                        None                                       None

With respect to the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as of December 31, 2001, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Fund, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Fund.


DIRECTOR COMPENSATION
The following table shows the compensation paid by the Company to the Directors for 2001.



                                                                                                     TOTAL COMPENSATION
                                         AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL     FROM REGISTRANT
                                        COMPENSATION      BENEFITS ACCRUED AS      BENEFITS UPON      AND FUND COMPLEX*
           NAME OF PERSON             FROM REGISTRANT    PART OF FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
Dr. Wallace Mathai Davis(1)                  $0                   $0                     $0                  $0




                                             25


F. Daniel Prickett(2)                        $0                   $0                     $0                  $0

DISINTERESTED DIRECTORS
Edward J. Landau                           $6,000                 $0                     $0                $23,500

The Very Reverend James Parks Morton       $6,000                 $0                     $0                $23,500

 Stephen M. Peck                           $6,000                 $0                     $0                $23,500

(1)  Resigned effective January 8, 2002.

(2)  Became a Director effective January 8, 2002.


* For this purpose, the "Fund Complex" consists of The OFFIT Variable Insurance Fund, Inc. and The OFFIT Investment Fund, Inc., which are all the regulated investment companies advised by OFFITBANK.


The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended. The Directors are also reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

INVESTMENT ADVISER


U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND AND EMERGING MARKETS BOND FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund and Emerging Markets Bond Fund. The Adviser is a subsidiary of the Wachovia Corporation, a leading bank holding company with Wachovia Bank, NA as its principal subsidiary. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

On April 16, 2001, First Union Corporation and Wachovia Corporation announced they have entered into a definitive agreement for a merger of equals. The new company will be called Wachovia Corporation. The transaction is expected to close in the third quarter of 2001, subject to the normal shareholder and regulatory approvals. Integration activities will be carefully carried out over a three-year period and are not expected to have a significant effect on the Funds. For more information, please refer to the joint proxy statement/prospectus, which can be obtained from the SEC's Internet site when it becomes available. (http://www.sec.gov).

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly at an annual rate of 1.00% of the U.S. Small Cap Fund's average daily net assets, 0.35% of the U.S. Government Fund's average daily net assets, 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of the High Yield Fund's average daily net assets and 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of the Emerging Markets Bond Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders.

Prior to May 1, 2002, Rockefeller & Co., Inc. (the "Sub-Adviser"), with offices at 30 Rockefeller Plaza,

New York, New York 10112, provided sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between the Sub-Adviser and OFFITBANK.



VALUE EQUITY FUND


David J. Greene & Company, LLC ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the NASD. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The firm is located at 599 Lexington Avenue, New York, N.Y. 10022. DJ Greene currently has investment management authority with respect to approximately $2.5 billion in assets for pension, profit sharing, endowment and individual accounts. DJ Greene consists of 15 principals and a staff of 23 professional and support persons, all of whom devote their full time to the business. DJ Greene specializes in equity management with a value style orientation.


For its services under the DJ Greene Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of 0.80% of the Value Equity Fund's average daily net assets. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders.


The Advisory Agreement and DJ Greene Agreement (collectively, the "Agreements") were most recently reapproved by the Board of Directors on June 14, 2001. In reapproving the Agreements, the Board of Directors considered the following factors: the requirements of the Funds in the areas of investment supervisory and administrative services, the quality of the Adviser's and DJ Greene's services, the fees paid for the investment advisory services, other services to be provided that are not covered in the Agreements, the total expenses of each Fund, the willingness of the Adviser and DJ Greene to waive any portion of their fees, the profitability of the Adviser and DJ Greene, the extent to which the Adviser and DJ Greene receive benefits from soft dollars and other service benefits, the capabilities and financial condition of the Adviser amd DK Greene, the current conditions and trends prevailing in the economy and the historical relationship between the Funds and the Adviser and DJ Greene.

The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds directly to OFFITBANK, except for fees which were paid to DJ Greene for the Value Equity Fund.




                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
HIGH YIELD                      DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------
Fees earned                         $301,217               $354,612               $398,179






                                       29



Fees waived                          $16,784               $102,139               $101,824
Net amount of fees                  $284,433               $252,473               $296,355



                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
EMERGING MARKETS                DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $63,493                $67,441                $54,643
Fees waived                            $0                   $9,439                 $34,823
Net amount of fees                   $63,493                $58,002                $19,820


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
U.S. SMALL CAP                  DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $29,675                $31,206                $13,907
Fees waived                           $5,136                $12,345                $13,886
Net amount of fees                   $24,539                $18,861                  $21


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
U.S. GOVERNMENT                 DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                         $138,371                $97,251                $41,092
Fees waived                          $10,906                $34,111                $29,604
Net amount of fees                  $127,465                $63,140                $11,488



                                       30


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                  ENDED
VALUE EQUITY                    DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $45,195                $39,053                $25,095
Fees waived                            $0                   $4,798                 $22,104
Net amount of fees                   $45,195                $34,255                $2,991




The Funds will not be required to reimburse any entity for waived fees.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.


Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in the Funds' Prospectuses without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If OFFITBANK and DJ Greene were prohibited from performing the services described in the Funds' Prospectuses, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of PFPC Distributors, Inc., with its principal office at 3200 Horizon Drive, King of Prussia, PA 19406, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. There is no fee payable under the Distribution Agreement.


ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES


PFPC Inc. ("PFPC") performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, DJ Greene, or by The Bank of New York ("BONY") in its capacity as custodian of the Company. PFPC has no role in determining the investment polices of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to be approximately .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.

                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
HIGH YIELD                      DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------
Fees earned                          $44,296                $52,149                $73,556



                                       32

Fees waived                          $10,631                $12,516                $14,085
Net amount of fees                   $33,665                $39,633                $59,471


                                   FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED            FISCAL YEAR ENDED
EMERGING MARKETS                DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $8,818                 $9,367                 $22,589
Fees waived                          $8,818                 $9,367                 $22,589
Net amount of fees                     $0                     $0                      $0





                                   FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED            FISCAL YEAR ENDED
U.S. SMALL CAP                  DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $3,709                 $3,901                 $16,738
Fees waived                          $3,709                 $3,901                 $16,738
Net amount of fees                     $0                     $0                      $0



                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
U.S. GOVERNMENT                 DECEMBER 31, 2001      DECEMBER 31, 2000       DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $49,418                $34,732                $25,926




                                       33

Fees waived                          $11,861                $8,930                 $25,926
Net amount of fees                   $37,557                $25,802                   $0


                                   FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                                      ENDED                  ENDED                   ENDED
VALUE EQUITY                    DECEMBER 31, 2001      DECEMBER 31, 2000       DECEMBER 31, 1999
----------                      -----------------      ------------------     ------------------

Fees earned                          $7,062                 $6,102                 $18,921
Fees waived                          $7,062                 $6,102                 $18,921
Net amount of fees                     $0                     $0                      $0




PFPC also serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (1) process shareholder purchase and redemption orders; (2) issue periodic statements to shareholders; (3) process transfers, exchanges and dividend payments; and (4) maintain all shareholder records for each account in the Company.


BONY serves as the Company's custodian pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 100 Church Street Station, 10th Floor, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

COUNSEL

Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT AUDITORS


KPMG LLP, whose address is 757 Third Avenue, New York, NY serve as the independent auditors for the Funds and will render an opinion on the Fund's financial statements and financial highlights for the fiscal year ending December 31, 2002.


PORTFOLIO TRANSACTIONS


The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. When selecting dealers to handle the purchase and sale of portfolio securities, the Adviser and DJ Greene look for prompt execution of the order at a favorable price. Generally, the Adviser, DJ Greene and Rockefeller & Co. work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.

With respect to the U.S. Government Fund, High Yield Fund, Emerging Markets Bond Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser and DJ Greene, as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser and DJ Greene may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

For the fiscal year ended December 31, 1999, the High Yield, Emerging Markets, Value Equity, U.S. Government and U.S. Small Cap Funds paid $1,560, $0, $10,759, $0 and $1,585, respectively in brokerage commissions. During the 1999 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 76.67% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 69.2% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 64.47% of the total portfolio transactions.

For the fiscal year ended December 31, 2000, the High Yield, Emerging Markets, Value Equity, U.S. Government and U.S. Small Cap Funds paid $748, $0, $15,365, $0 and $3,722, respectively in brokerage commissions. During the 2000 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 19.72% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 25.01% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 11.45% of the total portfolio transactions.

For the fiscal year ended December 31, 2001, the High Yield, Emerging Markets Bond, Value Equity, U.S. Government and U.S. Small Cap Funds paid $0, $0, $12,615, $0 and $1,266 respectively in brokerage commissions. During the 2001 fiscal year, certain portfolio transactions for the Value Equity Fund were executed through the trading desk of DJ Greene. As a percentage of the Value Equity Fund's aggregate brokerage commissions paid during the period, DJ Greene received 59.45% of those commissions. As a percentage of the Value Equity Fund's aggregate dollar amount of transactions involving the payment of commissions, DJ Greene received 64.36% of that aggregate dollar amount. As a percentage of total portfolio transactions executed on behalf of the Value Equity Fund, DJ Greene executed 62.71% of the total portfolio transactions.



PURCHASE OF SHARES

For information pertaining to the manner in which shares of each Fund are offered to the public, see "Purchase of Fund Shares" in each Fund's Prospectus. The Company reserves the right, in its sole discretion, to suspend the offering of shares of each of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

         P (1+T)n = ERV

Where:        P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [( ERV ) - 1]
                                          ---
                                            P

In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

              Yield = 2 [ ( a-b +1)6 - 1]
                               cd

Where:   a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.


The following table sets forth the average annual total returns for the Fund for periods ended December 31, 2001.

                                                                                     Value Equity Fund
     One Year..........................................................                    5.19%
     Since Inception (April 11, 1997)..................................                   12.55%

                                                                                      U.S. Government
                                                                                       Securities Fund
     One Year..........................................................                   6.52%
     Since Inception (April 1, 1999)...................................                   6.39%




                                                                                   U.S. Small Cap Fund
     One Year..........................................................                  0.43%
     Since Inception (April 11, 1997)..................................                  15.02%

                                                                                     High Yield Fund
     One Year..........................................................                   7.76%




                                       39


     Five Years .......................................................                   4.19%
     Since Inception (April 1, 1996)...................................                   5.58%

                                                                               Emerging Markets Bond Fund
     One Year..........................................................                  3.26%
     Five Years........................................................                  4.97%
     Since Inception (August 28, 1996).................................                  5.69%


The 30-day yield for each of the High Yield, Emerging Markets and U.S. Government Funds for the fiscal year ended December 31, 2001 was 8.99%, 12.24% and 4.41%, respectively.


The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Fund's Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contact or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will take into account its proportionate share of each of the assets of a Fund in determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.


Straddle and constructive sale rules:

The straddle rules defer losses and could alter the character of a Fund portfolio's capital gains and losses between short-term and long-term treatment. In this regard, the straddle rules defer losses to the extent of corresponding unrealized gains in certain offsetting positions; prevent the conversion of short-term capital gains into long-term capital gains by either recharacterizing long-term capital gains as short-term capital gains or recharacterizing short-term capital losses as long-term capital losses; or by suspending or terminating, and forcing the recommencement of holding periods on positions related to positions of a straddle.1 Similarly, certain transactions effectively insulating a Fund portfolio from substantially all risk of loss and all opportunity for gain in appreciated financial position ("AFPs") could be treated as constructive sales of those positions for federal income tax purposes.2 Under these rules, short sales, swap contracts, forward or futures contracts to sell an appreciated AFP,3 or one or more other transactions that have substantially the same effect as those transactions as determined under regulations are generally treated as "constructive sales" for this purpose.4 A Fund portfolio that owns an AFP that enters into such a transaction generally recognizes gain for tax purposes prior to the recognition of gain


1 See Sections 1092(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 1092-2T of the Temporary Treasury Regulations.

2    See Section 1259 of the Code. These rules do not apply to loss positions.

3 Contracts for the sale of any stock, debt instrument, or partnership interest that is not a "marketable security" (within the meaning of Section 453(f) of the Code), that settle within a year after the date the contract is entered into), are not constructive sales. See Section 1259(c)(2).

4    See Section 1259(c)(1) of the Code.

for generally accepted accounting purposes. With these considerations in mind, we recommend that the following paragraphs be added to each Fund's SAI, immediately after the discussion regarding Fund portfolio derivative transactions deemed subject to treatment under Section 1256 of the Code:

         Generally, hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. Because only limited administrative guidance implementing the straddle rules have been promulgated to date, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more elections available under the Code which are applicable to straddles. If a Fund makes any of such elections, the amount, character, and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased as compared to a taxpayer that did not engage in such hedging transactions.
         Section 1259 of the Code causes certain hedging transactions to be treated as "constructive sales." In general, if a Fund enters into such hedging transactions with respect to appreciated financial positions in stock or certain debt obligations, the Fund will be treated as if it had sold and immediately repurchased such positions and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the property.

Segregated asset account investor control considerations:

A segregated asset account, such as most of the investors owning shares of the Fund portfolios, not only must satisfy the diversification requirements for variable annuity and variable life insurance contracts set forth in Section 817(h) of the Code and the related Treasury Regulations thereunder, but must also meet the investor control principles established by administrative guidance issued by the Internal Revenue Service (the "Service") and the Treasury Department, as well as case law. In issuing its regulations under Section 817(h), the Treasury Department announced that it anticipated issuing further guidance prescribing the circumstances in which a contract owner's control of the investments of a segregated asset account may cause the contract owner, rather than the sponsoring insurance company, to be treated as the owner of the assets of such segregated asset account.5 In the past, the Service has required certain representations in respect of investor control from a policyholder or other issuing insurance company before it would issue an advance ruling that the insurance company, and not the policyholder, owned the assets of the segregated asset account funding a variable annuity or life insurance contract.6 Despite recently issued general administrative guidance issued by the Service with respect to the treatment of an annuity contract for purposes of Sections 403(a) and (b), or as an individual retirement annuity for purposes of Section 408(b),7 the representations in respect of investor control that were required in the past and are generally still being required by the Service in the context of obtaining administrative guidance from the Service are as follows:8

     1. No policyholder should have a legally binding right to require the insurance company or separate account to acquire any particular investment item with premiums or other amounts paid to, or earned by, the insurance company and/or separate account. Furthermore, there should be no prearranged plan between any policyholder and the insurance company and/or the separate account to invest any premiums or other amounts received in any particular investment item. However, policyholders may be informed of the general investment strategy to be followed.

     2. Policyholders will only be permitted to choose among broad investment strategies, such as, for example, stocks, bonds, money market instruments, instruments of financial institutions (e.g., savings and loan associations, banks, and savings banks), instruments of


5 See LR-295-84, 52 Fed.Reg. 32,633 (September 15, 1986). See also Ltr. 9851044,
1998 PRL LEXIS 1697 (September 28, 1998); and Ltr. 9748035, 1997 PRL LEXIS 1383
(August 29, 1997). If the contract owner is considered the owner of the assets of the segregated asset account, the contract owner would be taxed currently on the income and gains of the segregated asset account attributable to such owner. See Christofferson v. United States, 749 F.2d 513 (8th Cir. 1984), cert. den., 473 U.S. 905 (1985); Rev. Rul. 81-225, 1981-2 C.B. 13; and Rev. Rul. 82-54,
1982-1 C.B. 11. Although Section 6110(j)(3) of the Code provides that a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and related Treasury Regulations. Cf., Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981).

6 See, e.g., Ltr. 8820046, 1988 PRL LEXIS 469 (February 18, 1988); Ltr. 8427085,
1984 PRL LEXIS 4229 (April 5, 1984); and Ltr. 8335124, 1983 PRL LEXIS 3413 (May
27, 1983).

7 See Rev. Proc. 99-44, 1999-2 C.B. 598, modifying Rev. Rul. 81-225, supra., in which the Service concluded that it will treat an annuity contract for purposes of Sections 403(a) and (b) of the Code or an individual retirement annuity for purposes of Section 408(b) as an annuity contract and will not treat the contract holder as owning the assets associated with the contract, provided the following conditions are met: (1) For a contract that is intended to qualify as an annuity contract for purposes of Sections 403(a) or (b), no additional federal tax liability would have been incurred if the employer of the contract holder had instead paid amounts into a custodial account in an arrangement that satisfied the requirements of Section 403(b)(7)(A); or (2) For a contract that is intended to qualify as an individual retirement annuity for purposes of
Section 408(b), no additional federal tax liability would have been incurred if the consideration for the contract had instead been held as part of a trust that would satisfy the requirements of Section 408(a), except the general account of an insurance company shall be treated as a common investment fund for purposes of satisfying Section 408(a)(5).

8 See Ltr. 200025037, 2000 PRL LEXIS 773 (March 24, 2000), citing to, inter alia., Rev. Proc. 99-44, supra.; Ltr. 8820046, supra.; and Ltr. 8335124, supra.

          government bodies, U.S. government securities, state government securities, foreign government securities, real property, and commodities.

     3. No policyholder will have any legal, equitable, direct, indirect, or other interest in any specific investment item held by the insurance company and/or the separate account.

     4. A policyholder will only have a contractual claim against the insurance company and/or the separate account for cash as a result of purchasing the insurance contract.

We understand that the aforementioned representations will continue to form the foundation for investor control guidance that the Service and the Treasury Department are in the process of formulating. While the Service and the Treasury Department have already issued a revenue ruling dealing with this subject (after their issuance of regulatory guidance under Section 817(h) of the Code), we understand that additional guidance, while perhaps not imminent, can be expected in the foreseeable future which could impact the overall federal income tax consequences to Fund investors. With these considerations in mind, we recommend that the following paragraphs be added to VIF's SAI, immediately after the discussion regarding the impact of the current regulatory guidance under Section 817(h):

         The Treasury Department has indicated in published statements that it would issue further regulations or rulings addressing the circumstances in which a variable annuity account or variable life insurance account owner's control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner were considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known at the present time what standards will be set forth in such regulations or rulings.

         In the event that such rules or regulations were adopted, there can be no assurance that each Fund will be able to operate as currently described in the Fund's prospectus, or that an affected Fund will not have to change its investment objectives or investment policies. Furthermore, each Fund would still be required to comply with the diversification requirements set forth in Section 817(h) of the Code and/or the Regulations set forth thereunder. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of the affected Fund.

                                    * * * * *

GENERAL INFORMATION

CODE OF ETHICS

The Adviser, DJ Greene, the Distributor and the Board of Directors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes significantly restrict the personal investing activities of persons with access to information about recent portfolio transactions. Among other provisions, the Codes require that such persons with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades


CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


As of April 4, 2002, the Directors and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds of the Company:



FUND                         NAME AND ADDRESS                                                       PERCENTAGE
                             OF BENEFICIAL OWNER
High Yield                   Select Reserve Variable Annuities                                      66.46%(1)
                             c/o American General Life Insurance Company
                             P.O. Box 1591
                             Houston, TX  77251-1591

                             Security Equity Life Insurance Co.                                     31.91%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

Emerging Markets             Select Reserve Variable Annuities                                      97.11%(1)
                             c/o American General Life Insurance Company
                             P.O. Box 1591
                             Houston, TX  77251-1591


                                       46

U.S. Small Cap               Security Equity Life Insurance Co.                                     67.63%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

                             Kemper Investors Life Insurance Co.                                    32.37%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

U.S. Government              Select Reserve Variable Annuities                                      29.24%(1)
                             c/o OFFITBANK
                             520 Madison Ave.



                                       47


                             New York, NY 10022-4213

                             Security Equity Life Insurance Co.                                     65.38%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213
                                                                                                     5.38%
                             Kemper Investors Life Insurance Co.
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213


Value Equity                 Security Equity Life Insurance Co.                                     83.21%(1)
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213

                                                                                                    16.79%
                             Kemper Investors Life Insurance Co.
                             c/o OFFITBANK
                             520 Madison Ave.
                             New York, NY 10022-4213


(1) May be deemed to "control" the Fund as that term is defined under the Securities Act of 1933.


FINANCIAL STATEMENTS


The audited financial statements and financial highlights for the Company and the notes thereto appearing in the most current fiscal year Annual Report to Shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the Annual Report have been audited by the Company's independent auditors for the fiscal year ended December 31, 2001, KPMG LLP, whose report thereon dated February 19, 2002, is also incorporated by reference. The financial statements for the fiscal year ended December 31, 2000 were audited by the Company's prior independent auditors, Ernst & Young LLP, whose report thereon dated February 6, 2001 is incorporated by reference. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at (800) 618-9510.

                                     PART C

                                OTHER INFORMATION

                     THE OFFIT VARIABLE INSURANCE FUND, INC.


Item 23. Exhibits

         Exhibit
         Number                             Description
         (a.1)    --       Registrant's Articles of Incorporation.(2)
         (a.2)    --       Registrant's Articles of Amendment.(2)
         (a.3)    --       Registrant's Articles of Amendment.(8)
         (b.)     --       Registrant's Amended and Restated By-Laws.(2)
         (c.)     --       Form of Specimen Share Certificates.(2)
         (d.1)    --       Advisory Agreement between Registrant and OFFITBANK with respect to the High Yield,
                           Emerging Markets, Total Return, U.S. Government Securities and U.S. Small Cap Funds
                           dated September 1, 1999. (8)
         (d.2)    --       Investment Advisory Agreement between the Registrant and David J. Greene and
                           Company.(4)
         (d.3)    --       Investment Management Agreement between OFFITBANK, the Registrant and Rockefeller &
                           Co. Inc. dated September 1, 1999.(8)
         (d.4)    --       Form of Investment Advisory Agreement between the Registrant and CVO Greater China
                           Partners, L.P.(8)
         (e)      --       Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. dated
                           September 15, 1999.(8)
         (f)      --       None.
         (g.1)    --       Custody Agreement between Registrant and The Bank of New York.(3)
         (h.1)     --      Administration and Accounting Services Agreement between Registrant and PFPC Inc.(7)
         (h.2)    --       Transfer Agency Agreement between Registrant and PFPC Inc.(7)
         (h.3)    --       Participation Agreement among OFFITBANK Variable Insurance Funds, Inc., OFFIT Funds
                           Distributor, Inc., OFFITBANK, C.M. Life Insurance Company, Connecticut Mutual Life
                           Insurance Company and Connecticut Mutual Financial Services, L.L.C.(2)
         (h.4)    --       Participation Agreement among OFFITBANK Variable Insurance Funds, Inc., OFFIT Funds
                           Distributor, Inc., OFFITBANK and Security Equity Life Insurance Company.(2)
         (i)      --       Opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel.(2)
         (j.1)    --       Consent of Kramer, Levin, Naftalis & Frankel LLP, filed herewith.
         (j.2)    --       Consent of KPMG LLP, filed herewith.
          (k)     --       None.
         (l)      --       Purchase Agreement between Registrant and OFFIT Funds Distributor, Inc.(2)
         (m)      --       None.
         (n)      --       None.
         (p.1)    --       Code of Ethics of OFFIT Variable Insurance Fund, Inc.(10)


         (p.2)    --       Code of Ethics of OFFITBANK, filed herewith.(10)
         (p.3)    --       Code of Ethics of the DJG Value Equity Fund, Inc.(10)
         (p.4)    --       Code of Ethics of Rockefeller & Co., Inc.(10)

---------------

(1) Filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on March 6, 1995 and incorporated herein by reference.

(2) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 filed electronically on January 31, 1997, accession number 0000922423-97-000053 and incorporated herein by reference.

(3) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 filed electronically on February 13, 1997, accession number 0000922423-97-000090 and incorporated herein by reference.

(4) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 filed electronically on July 29, 1997, accession number 0000922423-97-000638 and incorporated herein by reference.

(5) Filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 filed electronically on October 29, 1997, accession number 0000922423-97-000893 and incorporated herein by reference.

(6) Filed as Exhibit to Registrant's Post-Effective Amendment No. 11 filed electronically on January 21, 1998, accession number 0000922423-98-000049 and incorporated herein by reference.

(7) Filed as Exhibit to Registrant's Post-Effective Amendment No. 12 filed electronically on July 29, 1998, accession number 0001047469-98-028641 and incorporated herein by reference.

(8) Filed as Exhibit to Registrant's Post-Effective Amendment No. 14 filed electronically on April 30, 1999 and incorporated herein by reference.

(9) Filed as Exhibit to Registrant's Post-Effective Amendment No. 15 filed electronically on April 20, 2000 and incorporated herein by reference.

(10) Filed as Exhibit to Registrant's Post-Effective Amendment No. 16 filed electronically on April 20, 2001 and incorporated herein by reference.


Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

          None.

Item 25. Indemnification

         Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a.1) hereto), Article VIII of Registrant's Amended and Restated By-Laws (Exhibit (b) hereto) and Paragraph V of the Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit (e) hereto).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

         For information as to any other business, vocational or employment of a substantial nature in which each Director or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File#801-111092) filed by the Adviser under the Investment Advisers Act of 1940, as amended.


Item 27. Principal Underwriters

(a) In addition to Registrant, OFFIT Funds Distributor, Inc. currently acts as distributor for The OFFIT Investment Fund, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46960).

(c)   Not applicable.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

          (1)     The OFFIT Variable Insurance Fund, Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware 19809
                  (records relating to the Company)

         (2)      OFFITBANK
                  520 Madison Avenue
                  New York, New York  10022
                  (advisory records)

         (3)      OFFIT Funds Distributor, Inc.
                  3200 Horizon Drive
                  King of Prussia, Pennsylvania  19406

                  (records of principal underwriter)

         (4)      Rockefeller & Co., Inc.
                  30 Rockefeller Plaza
                  New York, New York  10112
                  (records relating to its functions as investment subadviser for OFFIT VIF-U.S. Small Cap Fund only)

         (5)      David J. Greene & Company
                  599 Lexington Avenue
                  New York, New York  10022
                  (records relating to its functions as investment adviser for DJG Value Equity Fund only)

Item 29. Management Services

          Not applicable.

Item 30. Undertakings

         Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director, it will do so and will assist in communications with other shareholders as required by Section 16
(c) of 1940 Act.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of April, 2002.


                         THE OFFIT VARIABLE INSURANCE FUND, INC.



                             By:      /s/ F. Daniel Prickett
                                      --------------------------------------
                                      F. Daniel Prickett, President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of April, 2002.


SIGNATURE                                                     TITLE
/s/ F. Daniel Prickett                                        Director, Chairman of the Board
-------------------------------------------------             and President
F. Daniel Prickett                                            (Principal Executive Officer)



*/s/ Edward J. Landau                                         Director
-------------------------------------------------
Edward J. Landau


*/s/ The Very Reverend James Parks Morton                     Director
-------------------------------------------------
The Very Reverend James Parks Morton


*/s/ Stephen M. Peck                                          Director
-------------------------------------------------
Stephen M. Peck


/s/ Vincent M. Rella                                          Secretary & Treasurer
-------------------------------------------------             (Principal Financial and Accounting Officer)
*Vincent M. Rella as Attorney-in-Fact
Pursuant to Power of Attorney

                     THE OFFIT VARIABLE INSURANCE FUND, INC.


                                  EXHIBIT INDEX

EXHIBITS

 (j.1)    --   Consent of Kramer, Levin, Naftalis & Frankel LLP, filed herewith.
 (j.2)    --   Consent of KPMG LLP, filed herewith.